UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6382
                                                     ---------------------

                  Nuveen Florida Quality Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
  October 31, 2007 | MUNICIPAL CLOSED-END FUNDS

                        NUVEEN FLORIDA
                        INVESTMENT QUALITY
                        MUNICIPAL FUND
                        NQF

                        NUVEEN FLORIDA
                        QUALITY INCOME
                        MUNICIPAL FUND
                        NUF

                        NUVEEN INSURED
[Photo of: Small child] FLORIDA PREMIUM
                        INCOME MUNICIPAL FUND
                        NFL

                        NUVEEN INSURED
                        FLORIDA TAX-FREE ADVANTAGE
                        MUNICIPAL FUND
                        NWF

                                               |          [LOGO]
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R) |   NUVEEN
                                               |     INVESTMENTS

[Photo of: Man working on computer]

                        LIFE IS COMPLEX.
                              NUVEEN
                               MAKES THINGS
                              E-SIMPLE.

--------------------------------------------------------------------------------

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready--no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

FREE E-REPORTS RIGHT TO YOUR E-MAIL!

--------------------------------------------------------------------------------
www.investordelivery.com                 |  www.nuveen.com/accountaccess
If you receive your Nuveen Fund         OR  If you receive your Nuveen Fund
dividends and statements from your       |  dividends and statements directly
financial advisor or brokerage account.  |  from Nuveen.
--------------------------------------------------------------------------------

                                                                          [LOGO]
                                                                   NUVEEN
                                                                     INVESTMENTS

Chairman's
LETTER TO SHAREHOLDERS

[Photo of: Timothy R. Schwertfeger]
| Timothy R. Schwertfeger | Chairman of the Board

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/S/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NQF, NUF, NFL, NWF

PORTFOLIO MANAGER DANIEL CLOSE DISCUSSES KEY INVESTMENT STRATEGIES AND THE SIX-MONTH PERFORMANCE OF THESE FOUR NUVEEN FLORIDA FUNDS. DAN, WHO JOINED NUVEEN IN 2000, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE FLORIDA FUNDS IN MARCH 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FLORIDA FUNDS DURING THIS REPORTING PERIOD?

Over the course of this reporting period, we saw the municipal yield curve steepen as interest rates at the short end of the curve declined and longer rates generally rose. In this environment, we continued to emphasize a disciplined approach to duration(1) management and yield curve positioning.

In general, we continued to focus on relative value, looking for undervalued sectors and credits with the potential to perform well over the long term. The majority of our purchases were attractively-priced intermediate to longer-term bonds (i.e., bonds in the 20-year to 30-year part of the yield curve). These purchases helped to offset the shortening of the Funds' durations due to bond calls and the natural tendency of bond durations to shorten as time passes.

In the current economic environment, many of our purchases focused on essential services bonds (for example, bonds issued to fund roads, schools, and water and sewer projects). All four of the Florida Funds added insured sales tax revenue bonds issued by Flagler County, and NQF, NUF and NWF each purchased two community development district bonds. In NFL, we purchased a tax-supported offering from Orange County.

To help generate cash for purchases and move the Funds' durations closer to our strategic target, we selectively sold holdings with shorter durations, including short-dated pre-refunded credits. Selling these shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile. As longer-term municipal bond interest rates rose late in the period, we also found a variety of opportunities in NQF, NUF, and NFL to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain these Funds' current portfolio characteristics while strengthening their future income streams.

As another part of our duration management strategy, we used inverse floating rate securities,(2) a type of derivative financial instrument, in NQF, NUF and NFL. The inverse

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

floaters had the dual benefit of bringing the durations of these three Funds closer to our preferred strategic target and enhancing their income-generation capabilities. In addition, NQF, NFL and NWF used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 10/31/07

                                      6-Month   1-Year   5-Year   10-Year
Florida Funds
NQF                                   -0.49%    0.58%    5.13%    5.77%
NUF                                   -0.30%    1.00%    5.34%    5.53%

Lehman Brothers
Municipal Bond Index(3)                1.30%    2.91%    4.46%    5.29%

Insured Florida Funds**
NFL                                    0.60%    1.86%    4.92%    5.77%
NWF                                    0.12%    1.55%      NA       NA

Lehman Brothers Insured
Municipal Bond Index(3)                1.33%    2.95%    4.64%    5.49%

Lipper Florida
Municipal Debt Funds
Average(4)                            -0.20%    1.31%    5.17%    5.35%

For the six months ended October 31, 2007, the cumulative returns on NAV for NQF and NUF underperformed the return on the Lehman Brothers Municipal Bond Index, and the returns of NFL and NWF lagged the return for the Lehman Brothers Insured Municipal Bond Index. NFL and NWF exceeded the average return for the Funds' Lipper Florida Municipal Debt Funds Average, while NQF and NUF trailed this average.

One of the key factors in the six-month performance of these Funds relative to those of the unleveraged Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the dramatic increases in yields on longer municipal bonds, the impact of the valuation changes in these bonds was magnified by the use of leverage in these four

*     Annualized.

Six-month returns are cumulative; all other returns annualized.

** Insurance relates specifically to the payment of principal and interest on the bonds in the portfolio and not to the value of the Fund's shares.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

(4) The Lipper Florida Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 16; 1 year, 16; 5 years, 13; and 10 years, 9. Fund and Lipper returns assume reinvestment of dividends.

Funds. However, we firmly believe that the use of this strategy should work to the benefit of the Funds over the long term. This is demonstrated by the five-year and ten-year return performances--both absolute and relative to the Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index--of NQF, NUF and NFL.

Other factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives in some Funds, credit exposure, and sector allocations.

During this six-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately three to five years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities, while bonds having the longest maturities (22 years and longer) posted the worst returns for the period. For the most part, the yield curve positioning of the Florida Funds was a net positive for performance. Although these Funds were underexposed to the outperforming shorter bond categories, this was offset to some degree by the Funds' heavier weightings in the intermediate part of the curve, which performed relatively well, and lower allocations to the underperforming long part of the curve.

Because they effectively increased exposure to longer maturity bonds during a period when shorter maturities were in favor in the market, the inverse floaters in place in NQF, NUF and NFL had a negative impact on the return performance of these three Funds for the six-month period. At the same time, however, these inverse floaters benefited the Funds by helping to support their income streams. We believe that, over time, these derivative financial instruments will work to the advantage of the Funds.

While yield curve and duration positioning played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over these six months. As interest rates on longer municipal bonds rose, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of October 31, 2007, NQF and NUF had allocated approximately 8% and 7%, respectively, of their portfolios to bonds rated BBB and non-rated credits. NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had a 5% allocation to these lower-rated credits. While this lower-rated exposure had a negative influence on the Funds' performances for this period, the relatively smaller weightings in these credit quality sectors helped to limit the impact of this exposure. At the same time, the Funds' weightings in bonds rated AAA and AA were generally positive for performance. As a 100% insured Fund, NFL did not hold any lower-quality credits, and the Fund's performance benefited from its overall higher credit quality.

Sectors of the market that performed well included water and sewer, transportation and education. Pre-refunded bonds, especially those that were advance refunded(5) before longer municipal interest rates began to rise in mid-2007, also performed well during this period. This was especially true in NFL and NWF, which benefited from the price appreciation and enhanced credit quality associated with several advance refundings in each Fund during this period.

(5) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Dividend and Share Price
                  INFORMATION

As previously noted, all four of these Funds use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced due to short-term interest rates that remained relatively high during most of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during much of this period. These factors resulted in one monthly dividend reduction in NQF, NFL, and NWF over the six-month period ended October 31, 2007. The dividend of NUF remained stable throughout this reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, all of the Funds in this report had negative UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes.

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, the Board of Trustees of NQF, NUF, and NFL approved an open market share repurchase program. This was part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of October 31, 2007, NQF, NUF, and NFL had repurchased 197,700, 131,400, and 160,200 common shares, respectively, representing 1% of each Fund's total common shares outstanding.

As of October 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                10/31/07                Six-Month
                Discount         Average Discount

NQF             -11.26%                    -8.83%
NUF             -11.56%                    -9.41%
NFL             -10.74%                    -7.67%
NWF              -8.98%                    -6.62%

NQF         | Nuveen Florida
Performance | Investment Quality
OVERVIEW    | Municipal Fund
                 as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

                            AAA/U.S. Guaranteed 81%
                            AA                   6%
                            A                    5%
                            BBB                  5%
                            N/R                  3%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]

$0.06 $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06 $0.05
--------------------------------------------------------------------------------
Nov   Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep   Oct

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                     $13.67
                                     $13.57
                                     $13.89
                                     $13.80
                                     $13.83
                                     $13.97
                                     $13.95
                                     $13.86
                                     $13.72
                                     $13.81
                                     $13.81
                                     $13.86
                                     $13.93
                                     $13.85
                                     $14.01
                                     $13.93
                                     $13.96
                                     $13.93
                                     $14.09
                                     $14.17
                                     $14.09
                                     $13.98
                                     $14.02
                                     $14.14
                                     $13.97
                                     $14.00
                                     $14.02
                                     $14.19
                                     $14.13
                                     $14.13
                                     $13.94
                                     $13.84
                                     $13.53
                                     $13.38
                                     $13.34
                                     $13.54
                                     $13.50
                                     $13.28
                                     $13.25
                                     $13.27
                                     $13.34
                                     $13.14
                                     $12.95
                                     $13.08
                                     $13.45
                                     $13.58
                                     $13.39
                                     $13.14
                                     $13.36
                                     $13.22
                                     $13.00
                                     $13.02
                                     $13.03
                                     $13.08
10/31/07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.08
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.74
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.26%
--------------------------------------------------------------------------------
Market Yield                                                               4.95%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.88%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $241,547
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.11
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.99
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                          ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                          -4.92%                   -0.49%
--------------------------------------------------------------------------------
1-Year                                         0.95%                    0.58%
--------------------------------------------------------------------------------
5-Year                                         3.24%                    5.13%
--------------------------------------------------------------------------------
10-Year                                        3.76%                    5.77%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     30.2%
--------------------------------------------------------------------------------
Transportation                                                             24.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.8%
--------------------------------------------------------------------------------
Health Care                                                                 6.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.3%
--------------------------------------------------------------------------------
Other                                                                       9.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NUF         | Nuveen Florida
Performance | Quality Income
OVERVIEW    | Municipal Fund
                 as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.23
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.96
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.56%
--------------------------------------------------------------------------------
Market Yield                                                               4.99%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.93%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $212,012
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.07
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.75
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------
                                          ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                          -3.44%                   -0.30%
--------------------------------------------------------------------------------
1-Year                                         1.15%                    1.00%
--------------------------------------------------------------------------------
5-Year                                         2.89%                    5.34%
--------------------------------------------------------------------------------
10-Year                                        4.09%                    5.53%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     27.6%
--------------------------------------------------------------------------------
Transportation                                                             22.0%
--------------------------------------------------------------------------------
Health Care                                                                 9.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.5%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.4%
--------------------------------------------------------------------------------
Utilities                                                                   5.0%
--------------------------------------------------------------------------------
Other                                                                       8.6%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

                            AAA/U.S. Guaranteed 79%
                            AA                   8%
                            A                    6%
                            BBB                  4%
                            N/R                  3%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]

$0.06 $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06 $0.06
--------------------------------------------------------------------------------
Nov   Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep   Oct

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                     $13.76
                                     $13.67
                                     $13.69
                                     $13.77
                                     $13.77
                                     $13.89
                                     $13.97
                                     $13.86
                                     $13.80
                                     $13.84
                                     $13.88
                                     $13.89
                                     $13.88
                                     $13.77
                                     $14.04
                                     $14.03
                                     $14.04
                                     $13.95
                                     $14.10
                                     $14.16
                                     $14.02
                                     $14.05
                                     $14.09
                                     $14.11
                                     $14.04
                                     $14.00
                                     $14.02
                                     $14.22
                                     $14.07
                                     $14.13
                                     $14.01
                                     $13.92
                                     $13.65
                                     $13.43
                                     $13.48
                                     $13.68
                                     $13.60
                                     $13.41
                                     $13.42
                                     $13.40
                                     $13.53
                                     $13.25
                                     $12.98
                                     $13.15
                                     $13.33
                                     $13.57
                                     $13.43
                                     $13.36
                                     $13.43
                                     $13.30
                                     $13.26
                                     $13.35
                                     $13.27
                                     $13.23
10/31/07

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NFL         | Nuveen Insured
Performance | Florida Premium
OVERVIEW    | Income Municipal Fund
                 as of October 31, 2007

Credit Quality (as a % of total investments)

                                   [PIE CHART]

                            Insured          86%
                            U.S. Guaranteed  11%
                            GNMA Guaranteed   3%

2006-2007 Monthly Tax-Free Dividends Per Share(2)

                                   [BAR CHART]

$0.06 $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06  $0.06 $0.06
--------------------------------------------------------------------------------
Nov   Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep   Oct

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                     $14.93
                                     $14.83
                                     $14.99
                                     $14.97
                                     $15.01
                                     $15.05
                                     $15.04
                                     $14.70
                                     $14.56
                                     $14.64
                                     $14.75
                                     $14.83
                                     $14.91
                                     $14.81
                                     $15.02
                                     $14.98
                                     $15.08
                                     $14.93
                                     $14.89
                                     $14.92
                                     $14.82
                                     $14.91
                                     $14.93
                                     $14.97
                                     $14.80
                                     $14.68
                                     $14.66
                                     $14.77
                                     $14.71
                                     $14.60
                                     $14.46
                                     $14.50
                                     $14.29
                                     $13.92
                                     $13.76
                                     $13.97
                                     $14.01
                                     $13.82
                                     $13.72
                                     $13.69
                                     $13.84
                                     $13.66
                                     $13.46
                                     $13.57
                                     $13.68
                                     $14.04
                                     $14.08
                                     $13.84
                                     $13.80
                                     $13.68
                                     $13.56
                                     $13.45
                                     $13.59
                                     $13.54
10/31/07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.54
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  15.17
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.74%
--------------------------------------------------------------------------------
Market Yield                                                               5.10%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.08%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $215,976
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.79
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.71
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                          ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                          -5.82%                    0.60%
--------------------------------------------------------------------------------
1-Year                                        -4.15%                    1.86%
--------------------------------------------------------------------------------
5-Year                                         3.37%                    4.92%
--------------------------------------------------------------------------------
10-Year                                        5.46%                    5.77%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     43.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            16.2%
--------------------------------------------------------------------------------
Transportation                                                             10.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.6%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.4%
--------------------------------------------------------------------------------
Other                                                                      12.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2006 of $0.0209 per share.

NWF         | Nuveen Insured Florida
Performance | Tax-Free Advantage
OVERVIEW    | Municipal Fund
                 as of October 31, 2007

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.97
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  14.25
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.98%
--------------------------------------------------------------------------------
Market Yield                                                               4.76%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                6.61%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 55,320
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.43
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.66
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                          ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                          -2.93%                    0.12%
--------------------------------------------------------------------------------
1-Year                                         2.58%                    1.55%
--------------------------------------------------------------------------------
Since Inception                                2.30%                    5.15%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     44.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.8%
--------------------------------------------------------------------------------
Transportation                                                              7.3%
--------------------------------------------------------------------------------
Other                                                                       4.0%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

                             Insured          71%
                             U.S. Guaranteed  23%
                             GNMA Guaranteed   1%
                             BBB (Uninsured)   3%
                             N/R (Uninsured)   2%

2006-2007 Monthly Tax-Free Dividends Per Share

                                   [BAR CHART]

$0.05 $0.05  $0.05  $0.05  $0.05  $0.05  $0.05  $0.05  $0.05  $0.05  $0.05 $0.05
--------------------------------------------------------------------------------
Nov   Dec    Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep   Oct

Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]
11/01/06
                                     $13.32
                                     $13.31
                                     $13.50
                                     $13.43
                                     $13.40
                                     $13.48
                                     $13.56
                                     $13.45
                                     $13.33
                                     $13.36
                                     $13.41
                                     $13.35
                                     $13.43
                                     $13.36
                                     $13.55
                                     $13.49
                                     $13.59
                                     $13.51
                                     $13.70
                                     $13.80
                                     $13.68
                                     $13.63
                                     $13.56
                                     $13.63
                                     $13.53
                                     $13.65
                                     $13.82
                                     $13.77
                                     $13.64
                                     $13.78
                                     $13.64
                                     $13.74
                                     $13.68
                                     $13.22
                                     $13.29
                                     $13.45
                                     $13.27
                                     $13.39
                                     $13.20
                                     $13.49
                                     $13.48
                                     $13.20
                                     $12.94
                                     $12.93
                                     $13.00
                                     $13.22
                                     $13.24
                                     $12.93
                                     $13.16
                                     $12.85
                                     $13.02
                                     $12.92
                                     $12.95
                                     $12.97
10/31/07

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NQF | Shareholder MEETING REPORT
NUF | The special meeting of shareholders was held in the offices of Nuveen
    | Investments on October 12, 2007; the meeting for Nuveen Florida Quality
      Income Municipal Fund (NUF) was subsequently adjourned to October 22, 2007 and additionally to November 8, 2007.


                                                            NQF                              NUF
-------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT
MANAGEMENT AGREEMENT:

                                                  Common and                       Common and
                                               MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred
                                               shares voting   shares voting    shares voting   shares voting
                                                    together        together         together        together
                                                  as a class      as a class       as a class      as a class
-------------------------------------------------------------------------------------------------------------
    For                                            8,354,045              --        7,363,659              --
    Against                                          659,547              --        1,383,585              --
    Abstain                                          220,518              --          232,095              --
    Broker Non-Votes                               2,736,074              --        1,921,948              --
-------------------------------------------------------------------------------------------------------------
    Total                                         11,970,184              --       10,901,287              --
=============================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
William J. Schneider
    For                                                   --           4,188               --           4,139
    Withhold                                              --              26               --              12
-------------------------------------------------------------------------------------------------------------
    Total                                                 --           4,214               --           4,151
=============================================================================================================
Timothy R. Schwertfeger
    For                                                   --           4,188               --           4,139
    Withhold                                              --              26               --              12
-------------------------------------------------------------------------------------------------------------
    Total                                                 --           4,214               --           4,151
=============================================================================================================
Judith M. Stockdale
    For                                           11,490,935              --        9,936,250              --
    Withhold                                         479,249              --          965,037              --
-------------------------------------------------------------------------------------------------------------
    Total                                         11,970,184              --       10,901,287              --
=============================================================================================================
Carole E. Stone
    For                                           11,499,387              --        9,929,488              --
    Withhold                                         470,797              --          971,799              --
-------------------------------------------------------------------------------------------------------------
    Total                                         11,970,184              --       10,901,287              --
=============================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:

    For                                           11,772,515              --       10,307,024              --
    Against                                           84,306              --          472,466              --
    Abstain                                          113,363              --          121,797              --
-------------------------------------------------------------------------------------------------------------
    Total                                         11,970,184              --       10,901,287              --
=============================================================================================================


NWF |


                                                            NFL                              NWF
-------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT
MANAGEMENT AGREEMENT:

                                                  Common and                       Common and
                                               MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred
                                               shares voting   shares voting    shares voting   shares voting
                                                    together        together         together        together
                                                  as a class      as a class       as a class      as a class
-------------------------------------------------------------------------------------------------------------
    For                                            7,303,591              --        1,992,758              --
    Against                                          257,216              --          180,167              --
    Abstain                                          228,348              --           57,458              --
    Broker Non-Votes                               2,500,136              --          642,601              --
-------------------------------------------------------------------------------------------------------------
    Total                                         10,289,291              --        2,872,984              --
=============================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
William J. Schneider
    For                                                   --           3,213               --           1,041
    Withhold                                              --              41               --              60
-------------------------------------------------------------------------------------------------------------
    Total                                                 --           3,254               --           1,101
=============================================================================================================
Timothy R. Schwertfeger
    For                                                   --           3,213               --           1,041
    Withhold                                              --              41               --              60
-------------------------------------------------------------------------------------------------------------
    Total                                                 --           3,254               --           1,101
=============================================================================================================
Judith M. Stockdale
    For                                            9,995,701              --        2,717,800              --
    Withhold                                         293,590              --          155,184              --
-------------------------------------------------------------------------------------------------------------
    Total                                         10,289,291              --        2,872,984              --
=============================================================================================================
Carole E. Stone
    For                                           10,004,132              --        2,717,800              --
    Withhold                                         285,159              --          155,184              --
-------------------------------------------------------------------------------------------------------------
    Total                                         10,289,291              --        2,872,984              --
=============================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
    For                                           10,065,354              --        2,786,277              --
    Against                                           67,905              --           62,041              --
    Abstain                                          156,032              --           24,666              --
-------------------------------------------------------------------------------------------------------------
    Total                                         10,289,291              --        2,872,984              --
=============================================================================================================


    | Nuveen Florida Investment Quality Municipal Fund
NQF | Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)       DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.1% (1.2% OF TOTAL INVESTMENTS)

$       5,000  Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed      5/12 at 100.00      BBB     $ 5,008,800
                  Refunding Bonds,  Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 1.1% (0.6% OF TOTAL INVESTMENTS)

        2,000  Broward County Educational Facilities Authority, Florida, Revenue Bonds,     4/14 at 100.00      BBB       2,051,260
                 Nova Southeastern University, Series 2004B, 5.625%, 4/01/34

          575  Osceola County Industrial Development Authority, Florida, Industrial         8/11 at 101.00      AAA         589,979
                 Development Revenue Bonds, P.M. Wells Charter School Project, Series
                 2001A, 5.000%, 8/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        2,575  Total Education and Civic Organizations                                                                    2,641,239
------------------------------------------------------------------------------------------------------------------------------------

               ENERGY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          900  Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project     1/15 at 100.00      BBB         840,222
                 Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 11.2% (6.6% OF TOTAL INVESTMENTS)

               Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health
               First Inc. Project, Series 2005:
        1,000    5.000%, 4/01/34                                                            4/16 at 100.00       A          997,050
        1,000    5.000%, 4/01/36                                                            4/16 at 100.00       A          993,950

               Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
        1,000    5.250%, 6/01/26                                                            6/16 at 100.00     BBB+       1,019,680
        3,625    5.000%, 6/01/38                                                            6/16 at 100.00     BBB+       3,509,580

               Hillsborough County Industrial Development Authority, Florida, Hospital
               Revenue Bonds, Tampa General Hospital, Series 2003B:
        1,000    5.250%, 10/01/28                                                          10/13 at 100.00      A3        1,016,720
        2,330    5.250%, 10/01/34                                                          10/13 at 100.00      A3        2,353,463

        1,185  Hillsborough County Industrial Development Authority, Florida, Hospital     10/16 at 100.00      A3        1,194,172
                 Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41

        3,235  Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional         11/16 at 100.00      A2        3,277,184
                 Medical Center, Series 2006, 5.000%, 11/15/26

        2,345  Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical        7/12 at 100.00      BBB+       2,385,897
                 Center Project, Series 2002, 5.375%, 7/01/22

        3,750  Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional    10/17 at 100.00      A2        3,711,525
                 Medical Center, Series 2007, 5.000%, 10/01/34

          550  North Broward Hospital District, Florida, Revenue and Improvement Bonds,    1/11 at 101.00        A          573,491
                 Series 2001, 6.000%, 1/15/31

               Palm Beach County Health Facilities Authority, Florida,
               Hospital Revenue Refunding Bonds, BRCH Corporation
               Obligated Group, Series 2001:
        3,410    5.500%, 12/01/21                                                          12/11 at 101.00       A        3,546,775
        2,340    5.625%, 12/01/31                                                          12/11 at 101.00       A        2,414,880
------------------------------------------------------------------------------------------------------------------------------------
       26,770  Total Health Care                                                                                         26,994,367
------------------------------------------------------------------------------------------------------------------------------------


NQF

                    Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       1,070  Broward County Housing Finance Authority, Florida, Multifamily Housing       5/10 at 101.00      AAA     $  1,087,398
                 Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)

          135  Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds,   12/07 at 100.00      AA           137,935
                 Series 1992A,  6.400%, 6/01/24
------------------------------------------------------------------------------------------------------------------------------------
        1,205  Total Housing/Multifamily                                                                                  1,225,333
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 0.9% (0.6% OF TOTAL INVESTMENTS)

          400  Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, New        1/08 at 101.00      AA+          404,304
                 Money and Refunding Issue, Series 1996-2, 6.350%, 7/01/28
                 (Alternative Minimum Tax)

          935  Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds,            1/08 at 102.00      AAA          951,288
                 Series 1997-2, 5.900%, 7/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        1,000  Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,       1/16 at 100.00      AA+          935,730
                 Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,335  Total Housing/Single Family                                                                                2,291,322
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 1.2% (0.7% OF TOTAL INVESTMENTS)

               St. John's County Industrial Development Authority,
               Florida, First Mortgage Revenue Bonds, Presbyterian
               Retirement Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                            8/14 at 101.00      N/R        1,184,164
        1,565    5.625%, 8/01/34                                                            8/14 at 101.00      N/R        1,597,333
------------------------------------------------------------------------------------------------------------------------------------
        2,690  Total Long-Term Care                                                                                       2,781,497
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 2.3% (1.4% OF TOTAL INVESTMENTS)

        5,400  Hillsborough County Industrial Development Authority, Florida, Exempt        4/10 at 101.00      N/R        5,659,902
                 Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo
                 Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 9.1% (5.3% OF TOTAL INVESTMENTS)

        1,500  Florida State Board of Education, Full Faith and Credit Public Education     6/12 at 101.00      AAA        1,570,515
                 Capital Outlay Bonds, Series 2002F, 5.000%, 6/01/22 - MBIA Insured

        2,080  Florida State Board of Education, Full Faith and Credit Public Education     6/13 at 100.00      AAA        2,189,429
                 Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/21 - AMBAC Insured

        9,230  Florida State Board of Education, Full Faith and Credit, Public Education    6/11 at 101.00      AAA        9,552,311
                 Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/31 - FGIC Insured

        8,000  Florida State Board of Education, Full Faith and Credit, Public Education    6/12 at 100.00      AAA        8,549,440
                 Capital Outlay Refunding Bonds, Series 2002D, 5.375%, 6/01/16 (4)
------------------------------------------------------------------------------------------------------------------------------------
       20,810  Total Tax Obligation/General                                                                              21,861,695
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 51.2% (30.2% OF TOTAL INVESTMENTS)

        3,000  Bartram Springs Community Development District, Duval County, Florida,       5/16 at 100.00      N/R        2,389,920
                 Special Assessment Bonds, Series 2006, 4.750%, 5/01/34

        5,625  Broward County School Board, Florida, Certificates of Participation,         7/14 at 100.00      AAA        5,991,919
                 Series 2004C, 5.250%, 7/01/18 - FSA Insured

        1,665  Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005,    10/14 at 100.00      AAA        1,733,531
                 5.000%, 10/01/23 - MBIA Insured

          230  Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005,    10/15 at 100.00      AAA          237,349
                 5.000%, 10/01/30 - MBIA Insured

        1,280  Florida Intergovernmental Finance Commission, Capital Revenue Bonds,         8/11 at 100.00      Aaa        1,325,478
                 Daytona Beach Community Redevelopment Agency, Series 2001C-1, 5.000%,
                 2/01/20 - AMBAC Insured

        1,685  Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%,         5/13 at 100.00      AAA        1,763,218
                5/01/22 - MBIA Insured

        5,000  Florida Ports Financing Commission, Revenue Bonds, State Transportation     12/07 at 101.00      AAA        5,054,700
                 Trust Fund, Series 1996, 5.375%, 6/01/27 - MBIA Insured
                 (Alternative Minimum Tax)



    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       3,000  Florida State Department of Management Services, Certificates of             8/15 at 101.00     AAA      $ 3,132,690
                 Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        5,000  Hernando County, Florida, Revenue Bonds, Criminal Justice Complex              No Opt. Call     AAA        6,352,500
                 Financing Program, Series 1986, 7.650%, 7/01/16 - FGIC Insured

        1,575  Hillsborough County, Florida, Community Investment Tax Revenue Bonds,       11/13 at 101.00     AAA        1,639,591
                 Series 2004, 5.000%, 5/01/24 - AMBAC Insured

        2,190  Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena,     10/15 at 100.00     AAA        2,277,710
                 Series 2005, 5.000%, 10/01/25 - FGIC Insured

        5,015  Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series  10/13 at 100.00     AAA        5,370,864
                 2003, 5.250%, 10/01/21 - MBIA Insured

        2,000  Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and         10/12 at 100.00     AAA        2,088,400
                 Improvement Bonds, Series 2002, 5.000%, 10/01/22 - FGIC Insured

        3,000  Miami-Dade County School Board, Florida, Certificates of Participation,     11/16 at 100.00     AAA        3,084,270
                 Series 2006B, 5.000%, 11/01/31 - AMBAC Insured

               Miami-Dade County, Florida, Beacon Tradeport Community Development
               District, Special Assessment Bonds, Commercial Project, Series 2002A:
        2,195    5.250%, 5/01/16 - RAAI Insured                                             5/12 at 102.00      AA        2,288,156
        1,700    5.625%, 5/01/32 - RAAI Insured                                             5/12 at 102.00      AA        1,759,296

        1,215  North Dade Community Development District, Florida, Special Assessment      5/17 at 100.00      N/R        1,042,689
                 Bonds, Series 2007A, 5.350%, 5/01/38

        1,000  Orange County School Board, Florida, Certificates of Participation, Series   8/16 at 100.00     AAA        1,028,840
                 2006A, 5.000%, 8/01/30 - FGIC Insured

               Orlando Community Redevelopment Agency, Florida, Tax
               Increment Revenue Bonds, Republic Drive-Universal
               Boulevard - I-4 Interchange Project, Series 2002:
        1,495    5.125%, 4/01/20 - AMBAC Insured                                            4/12 at 100.00     AAA        1,571,380
        1,225    5.125%, 4/01/21 - AMBAC Insured                                            4/12 at 100.00     AAA        1,288,602

               Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway,
                Series 2004:
        3,745    5.000%, 4/01/22 - MBIA Insured                                             4/14 at 100.00     Aaa        3,929,891
        2,000    5.000%, 4/01/23 - MBIA Insured                                             4/14 at 100.00     Aaa        2,079,420

        5,780  Palm Beach County School Board, Florida, Certificates of Participation,      8/16 at 100.00     AAA        6,396,842
                 Drivers Trust 2089, 7.696%, 8/01/31 - FSA Insured (IF)

        1,670  Palm Beach County School Board, Florida, Certificates of Participation,      8/17 at 100.00     AAA        1,861,516
                 Residual Trust 1020, 7.826%, 8/01/27 - MBIA Insured (IF)

        4,000  Palm Beach County School Board, Florida, Certificates of Participation,      8/12 at 100.00     AAA        4,078,400
                 Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,560  Palm Beach County School Board, Florida, Certificates of Participation,      8/14 at 100.00     AAA        2,650,957
                 Series 2004A, 5.000%, 8/01/23 - FGIC Insured

        4,490  Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical     6/15 at 100.00     AAA        4,640,011
                 Research Park Project, Series 2005A, 5.000%, 6/01/25 - AMBAC Insured

        2,500  Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 10/14 at 100.00     AAA        2,684,000
                 5.250%, 10/01/18 - FSA Insured

          820  Rivercrest Community Development District, Florida, Special Assessment       5/18 at 100.00      AA          815,072
                 Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        2,750  Saint Johns County, Florida, Transportation Improvement Revenue Bonds,      10/13 at 100.00     AAA        2,872,898
                 Series 2003, 5.000%, 10/01/23 - AMBAC Insured

          645  Sonoma Bay Community Development District, Florida, Special Assessment       5/15 at 100.00     N/R          564,020
                 Bonds, Series 2005A, 5.450%, 5/01/36

       25,000  South Florida Water Management District, Certificates of Participation,     10/16 at 100.00     AAA       25,604,250
                 Series 2006, 5.000%, 10/01/36 - AMBAC Insured (UB)


NQF

                    Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

               Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments
               Special Purpose Bonds, Stadium Project, Series 1995:

$       1,250    5.750%, 10/01/20 - MBIA Insured                                              No Opt. Call     AAA      $ 1,441,050
        2,835    5.750%, 10/01/25 - MBIA Insured                                              No Opt. Call     AAA        3,329,934

        8,605  Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series       10/12 at 100.00     AAA        9,255,279
                 2002, 5.375%, 10/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      117,745  Total Tax Obligation/Limited                                                                             123,624,643
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 40.6% (24.0% OF TOTAL INVESTMENTS)

       11,500  Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1,      10/11 at 101.00     AAA       11,784,509
                 5.250%, 10/01/26 - AMBAC Insured (Alternative Minimum Tax)

        2,150  Broward County, Florida, Airport System Revenue Bonds, Series 2004L,        10/14 at 100.00     AAA        2,228,067
                 5.000%, 10/01/23 - AMBAC Insured

        3,500  Dade County, Florida, Aviation Revenue Bonds, Series 1996A, 5.750%,          4/08 at 101.00     AAA        3,539,410
                 10/01/26 - MBIA Insured (Alternative Minimum Tax)

        6,000  Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of      7/13 at 101.00     Aa2        6,137,820
                 Transportation, Series 2003C, 5.000%, 7/01/33

       12,000  Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue     10/09 at 101.00     AAA       12,114,239
                 Bonds, Series 1999A, 5.125%, 10/01/28 - FGIC Insured
                 (Alternative Minimum Tax)

        4,000  Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue     10/12 at 100.00     AAA        4,139,320
                 Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured
                 (Alternative Minimum Tax)

        2,500  Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%,            10/15 at 100.00     AAA        2,559,800
                 10/01/33 - FSA Insured

        6,690  Miami-Dade County Expressway Authority, Florida, Toll System Revenue         7/14 at 100.00     AAA        7,070,929
                 Bonds, Series 2004B, 5.000%, 7/01/20 - FGIC Insured

       17,430  Miami-Dade County Expressway Authority, Florida, Toll System Revenue         7/16 at 100.00     AAA       18,029,766
                 Bonds, Series 2006, 5.000%, 7/01/31 - AMBAC Insured (UB)

        1,750  Miami-Dade County Industrial Development Authority, Florida, Industrial     10/09 at 101.00     AAA        1,831,200
                 Development Revenue Bonds, Airis Miami II LLC - Miami International
                 Airport, Series 1999, 6.000%, 10/15/25 - AMBAC Insured
                 (Alternative Minimum Tax)

       16,825  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International     10/15 at 100.00     AAA       16,846,031
                 Airport, Series 2005A, 5.000%, 10/01/38 - CIFG Insured
                 (Alternative Minimum Tax) (UB)

        5,390  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International     10/12 at 100.00     AAA        5,768,540
                 Airport, Series 2002, 5.750%, 10/01/18 - FGIC Insured
                 (Alternative Minimum Tax)

        5,360  Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds,      7/15 at 101.00     AAA        5,785,209
                 Series 2005, 5.000%, 7/01/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       95,095  Total Transportation                                                                                      97,834,840
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 29.2% (17.3% OF TOTAL INVESTMENTS) (5)

        7,225  Dade County, Florida, Special Obligation and Refunding Bonds, Series         10/08 at 48.83     AAA        3,417,497
                 1996B, 0.000%, 10/01/20 (Pre-refunded 10/01/08) - AMBAC Insured

       12,800  Escambia County Health Facilities Authority, Florida, Revenue Bonds,        11/09 at 101.00     AAA       13,544,827
                 Ascension Health Credit Group, Series 1999A-2, 6.000%, 11/15/31
                 (Pre-refunded 11/15/09)

        4,600  Highlands County Health Facilities Authority, Florida, Hospital Revenue     11/11 at 101.00    A1 (5)      5,046,752
                 Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)

               Miami-Dade County Educational Facilities Authority, Florida, Revenue
                 Bonds, University of Miami, Series 2004A:
        2,290    5.000%, 4/01/19 (Pre-refunded 4/01/14) - AMBAC Insured                     4/14 at 100.00     AAA        2,467,406
        3,305    5.000%, 4/01/22 (Pre-refunded 4/01/14) - AMBAC Insured                     4/14 at 100.00     AAA        3,561,038

        3,000  Miami-Dade County Health Facility Authority, Florida, Hospital Revenue       8/11 at 101.00     AAA        3,191,670
                 Refunding Bonds, Miami Children's Hospital, Series 2001A, 5.125%,
                 8/15/26 (Pre-refunded 8/15/11) - AMBAC Insured



    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (5) (continued)

$       5,450  North Broward Hospital District, Florida, Revenue and Improvement Bonds,     1/11 at 101.00    A (5)     $ 5,898,699
                 Series 2001, 6.000%, 1/15/31 (Pre-refunded 1/15/11)

        6,000  Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, 11/10 at 101.00    A+ (5)      6,567,600
                 Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.500%,
                 11/15/30 (Pre-refunded 11/15/10)

        3,695  Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, 12/12 at 100.00    A (5)       4,060,029
                 Orlando Regional Healthcare System, Series 2002, 5.750%, 12/01/27
                 (Pre-refunded 12/01/12)

        2,625  Orlando Utilities Commission, Florida, Water and Electric Revenue           10/11 at 101.00   Aa1 (5)      2,815,103
                 Refunding Bonds, Series 2001, 5.250%, 10/01/18 (Pre-refunded 10/01/11)

        4,295  Orlando Utilities Commission, Florida, Water and Electric Revenue           10/12 at 100.00   Aa1 (5)      4,626,660
                 Refunding Bonds, Series 2002C, 5.250%, 10/01/18 (Pre-refunded 10/01/12)

        5,000  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II,    7/12 at 101.00     AAA        5,399,400
                 5.125%, 7/01/26 (Pre-refunded 7/01/12) - FSA Insured

        3,570  Seminole County, Florida, Water and Sewer Revenue Refunding and                No Opt. Call     AAA        4,118,495
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 - MBIA Insured (ETM)

        5,375  South Broward Hospital District, Florida, Hospital Revenue Bonds, Series     5/12 at 101.00   AA- (5)      5,875,090
                 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)
------------------------------------------------------------------------------------------------------------------------------------
       69,230  Total U.S. Guaranteed                                                                                     70,590,266
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 7.9% (4.7% OF TOTAL INVESTMENTS)

        4,330  Hillsborough County Industrial Development Authority, Florida, Pollution    10/12 at 100.00     Baa2       4,457,735
                 Control Revenue Bonds, Tampa Electric Company Project, Series 2002,
                 5.100%, 10/01/13

        1,050  Jacksonville Beach, Florida, Utility Revenue Refunding Bonds, Series 2002,  10/10 at 100.00     Aaa        1,091,213
                 5.000%, 4/01/17 - AMBAC Insured

        4,250  Lakeland, Florida, Energy System Revenue Refunding Bonds, Series 1999C,        No Opt. Call     AAA        4,635,985
                 6.050%, 10/01/11 - FGIC Insured

        5,000  Orlando Utilities Commission, Florida, Water and Electric Revenue              No Opt. Call     Aa1        5,345,700
                 Refunding Bonds, Series 1992, 6.000%, 10/01/10

        2,720  Orlando Utilities Commission, Florida, Water and Electric Revenue           10/11 at 101.00     Aa1        2,888,205
                 Refunding Bonds, Series 2001, 5.250%, 10/01/18

          705  Orlando Utilities Commission, Florida, Water and Electric Revenue           10/12 at 100.00     Aa1          749,288
                 Refunding Bonds, Series 2002C, 5.250%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
       18,055  Total Utilities                                                                                           19,168,126
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 11.5% (6.8% OF TOTAL INVESTMENTS)

        3,310  Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series      No Opt. Call     AAA        3,783,694
                 2003, 5.500%, 10/01/23 - AMBAC Insured

        1,000  Jacksonville, Florida, Water and Sewer Revenue Bonds, United Water Florida   2/08 at 100.00     AAA        1,001,940
                 Project, Series 1995, 6.350%, 8/01/25 - AMBAC Insured (Alternative
                 Minimum Tax)

        1,525  Lee County, Florida, Water and Sewer Revenue Refunding Bonds, Series        10/13 at 100.00     Aaa        1,609,119
                 2003A, 5.000%, 10/01/20 - MBIA Insured

        8,300  Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series    10/09 at 101.00     AAA        8,439,772
                 1999A, 5.000%, 10/01/29 - FGIC Insured

        1,175  Naples, Florida, Water and Sewer Revenue Bonds, Series 2002, 5.000%,         9/12 at 100.00     Aa2        1,244,114
                 9/01/14

        2,060  Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%,    10/13 at 100.00     Aaa        2,198,885
                 10/01/22 - FGIC Insured

        2,780  Riviera Beach, Palm Beach County, Florida, Water and Sewerage Revenue       10/14 at 100.00     Aaa        2,889,365
                 Bonds, Series 2004, 5.000%, 10/01/24 - FGIC Insured

        2,275  Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A,       10/15 at 100.00     AAA        2,359,949
                 5.000%, 10/01/27 -  FGIC Insured


NQF

                    Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       1,680  Seminole County, Florida, Water and Sewer Revenue Refunding and             No Opt. Call        AAA      $ 1,931,194
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 - MBIA Insured

               Winter Springs, Florida, Water and Sewer Revenue Refunding Bonds,
               Series 2001:
          700    5.250%, 4/01/16 - MBIA Insured                                             4/11 at 101.00     AAA          742,994
        1,585    5.000%, 4/01/20 - MBIA Insured                                             4/11 at 101.00     AAA        1,657,007
------------------------------------------------------------------------------------------------------------------------------------
       26,390  Total Water and Sewer                                                                                     27,858,033
------------------------------------------------------------------------------------------------------------------------------------
$     394,200  Total Long-Term Investments (cost $393,604,542) - 169.1%                                                 408,380,285
===============---------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)

$         300  Puerto Rico Government Development Bank, Adjustable Refunding                                   A-1+         300,000
                 Bonds, Variable Rate Demand Obligations, Series 1985, 3.200%,
                 12/01/15 - MBIA  Insured (6)
===============---------------------------------------------------------------------------------------------------------------------

               Total Short-Term Investments (cost $300,000)                                                               300,000
               ---------------------------------------------------------------------------------------------------------------------

               Total Investments (cost $393,904,542) - 169.2%                                                         408,680,285
               ---------------------------------------------------------------------------------------------------------------------

               Floating Rate Obligations - (16.4)%                                                                    (39,500,000)
               ---------------------------------------------------------------------------------------------------------------------

               Other Assets Less Liabilities - 1.8%                                                                     4,366,326
               ---------------------------------------------------------------------------------------------------------------------

               Preferred Shares, at Liquidation Value - (54.6)%                                                      (132,000,000)
               ---------------------------------------------------------------------------------------------------------------------

               Net Assets Applicable to Common Shares - 100%                                                      $   241,546,611
               =====================================================================================================================


               FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                            FUND                               FIXED RATE                               UNREALIZED
                         NOTIONAL    PAY/RECEIVE  FLOATING RATE    FIXED RATE     PAYMENT  EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY               AMOUNT  FLOATING RATE          INDEX  (ANNUALIZED)   FREQUENCY   DATE (5)         DATE   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
                                                        3-Month                      Semi
Morgan Stanley         $7,000,000        Receive      USD-LIBOR        5.823%   -Annually    6/04/08      6/04/18        $(364,596)
==================================================================================================================================


USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Portion of investment, with an aggregate market value of $512,966, has been pledged to collateralize the net payment obligations under forward swap contracts.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NUF

                     Nuveen Florida Quality Income Municipal Fund
                     Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 12.7% (7.3% OF TOTAL INVESTMENTS)

               Broward County Educational Facilities Authority, Florida, Revenue Bonds,
               Nova Southeastern University, Series 2004B:
$       1,000    5.500%, 4/01/24                                                           4/14 at 100.00     BBB      $  1,033,210
          500    5.625%, 4/01/34                                                           4/14 at 100.00     BBB           512,815

        2,000  Florida Board of Education, Lottery Revenue Bonds, Series 2001B, 5.000%,    7/11 at 101.00     AAA         2,095,520
                 7/01/20 - FGIC Insured

       14,985  Florida State Board of Education, State University System Revenue Bonds,    7/15 at 101.00     AAA        15,522,362
                 Series 2006A, 5.000%, 7/01/30 - FGIC Insured (UB)

        2,580  Florida State Education System, Housing Facility Revenue Bonds, Florida       No Opt. Call     AAA         2,775,641
                 International University, Series 2004A, 5.000%, 7/01/14 - MBIA Insured

        2,345  FSU Financial Assistance Inc., Florida, General Revenue Bonds,             10/14 at 100.00     AAA         2,495,596
                 Educationaland Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/16 - AMBAC Insured

        2,275  University of Central Florida, Certificates of Participation, Athletic     10/14 at 100.00     AAA         2,386,885
                 Association, Series 2004A, 5.125%, 10/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       25,685  Total Education and Civic Organizations                                                                   26,822,029
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 16.1% (9.3% OF TOTAL INVESTMENTS)

               Brevard County Health Facilities Authority, Florida, Revenue Bonds,
               Health First Inc. Project, Series 2005:
        1,000    5.000%, 4/01/34                                                           4/16 at 100.00      A            997,050
        1,000    5.000%, 4/01/36                                                           4/16 at 100.00      A            993,950

        1,500  Citrus County Hospital Board, Florida, Revenue Refunding Bonds, Citrus      8/13 at 100.00     Baa3        1,591,215
                 Memorial Hospital, Series 2002, 6.375%, 8/15/32

               Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
        1,000    5.250%, 6/01/26                                                           6/16 at 100.00     BBB+        1,019,680
        3,240    5.000%, 6/01/38                                                           6/16 at 100.00     BBB+        3,136,838

        1,000  Highlands County Health Facilities Authority, Florida, Hospital Revenue    11/15 at 100.00      A+         1,004,250
                 Bonds, Adventist Health System, Series 2005C, 5.000%, 11/15/31

               Hillsborough County Industrial Development Authority, Florida, Hospital
               Revenue Bonds, Tampa General Hospital, Series 2003B:
          500    5.250%, 10/01/28                                                         10/13 at 100.00      A3           508,360
        1,590    5.250%, 10/01/34                                                         10/13 at 100.00      A3         1,606,011

        1,180  Hillsborough County Industrial Development Authority, Florida, Hospital    10/16 at 100.00      A3         1,189,133
                 Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41

        2,000  Hillsborough County Industrial Development Authority, Florida, Hospital    10/13 at 100.00      A3         2,047,860
                 Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.250%,
                 10/01/24

        8,500  Jacksonville Economic Development Commission, Florida, Healthcare          11/11 at 101.00      AA         8,897,629
                 Facilities Revenue Bonds, Mayo Clinic, Series 2001A, 5.500%, 11/15/36

        3,000  Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional        11/16 at 100.00      A2         3,004,260
                 Medical Center, Series 2006, 5.000%, 11/15/32

        3,430  Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional        No Opt. Call     BBB+        3,523,776
                 Medical Center Project, Series 2003, 5.000%, 7/01/12

NUF

                        Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       3,750  Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional   10/17 at 100.00      A2      $  3,711,525
                 Medical Center, Series 2007, 5.000%, 10/01/34

          825  North Broward Hospital District, Florida, Revenue and Improvement Bonds,    1/11 at 101.00      A            860,236
                 Series 2001, 6.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------
       33,515  Total Health Care                                                                                         34,091,773
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 9.3% (5.4% OF TOTAL INVESTMENTS)

               Broward County Housing Finance Authority, Florida, GNMA
               Collateralized Multifamily Housing Revenue Refunding
               Bonds, Tamarac Pointe Apartments, Series 1996:
        1,500    6.250%, 7/01/26                                                           1/08 at 101.00     AAA         1,514,715
        1,000    6.300%, 1/01/32                                                           1/08 at 101.00     AAA         1,009,010

          120  Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds,  12/07 at 100.00      AA           122,609
                 Series 1992A, 6.400%, 6/01/24

        1,000  Florida Housing Finance Agency, Housing Revenue Bonds, Holly Cove           4/08 at 100.00     AAA         1,000,740
                 Apartments, Series 1995F, 6.150%, 10/01/25 - AMBAC Insured
                 (Alternative Minimum Tax)

        5,790  Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa de          10/10 at 102.00     Aaa         5,982,054
                 Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33
                 (Alternative Minimum Tax)

        3,170  Florida Housing Finance Corporation, Housing Revenue Refunding Bonds,      12/08 at 102.00      AA         3,177,608
                 Hunters Ridge at Deerwood Apartments, Series 1998-0, 5.300%, 12/01/28

        3,630  Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing   1/11 at 102.00     AAA         3,749,173
                 Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.950%, 7/01/30 -
                 FSA Insured (Alternative Minimum Tax)

        3,240  Pinellas County Housing Finance Authority, Florida, Multifamily Housing     1/08 at 100.00     AAA         3,246,998
                 Revenue Bonds, Emerald Bay Apartments, Series 1998A, 5.000%, 4/01/28
                 (Mandatory put 4/01/08) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       19,450  Total Housing/Multifamily                                                                                 19,802,907
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 0.9% (0.5% OF TOTAL INVESTMENTS)

          470  Broward County Housing Finance Authority, Florida, Single Family Mortgage    4/10 at 25.36     Aaa           103,189
                 Revenue Bonds, Series 2001C, 0.000%, 4/01/33 (Alternative Minimum Tax)

          295  Broward County Housing Finance Authority, Florida, Single Family Mortgage    4/09 at 25.51     Aaa            68,387
                 Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29
                 (Alternative Minimum Tax)

          255  Florida Housing Finance Agency, GNMA Collateralized Home Ownership            No Opt. Call     AAA           269,155
                 Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17

        1,000  Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,      1/16 at 100.00     AA+           935,730
                 Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)

           30  Miami-Dade County Housing Authority, Florida, Home Owner Mortgage Revenue   4/08 at 101.50     Aaa            30,244
                 Bonds, Series 1999A-1, 5.550%, 10/01/19 (Alternative Minimum Tax)

          510  Orange County Housing Finance Authority, Florida, Single Family Mortgage    4/08 at 100.00     AAA           512,219
                 Revenue Bonds, Series 1996A, 6.300%, 4/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,560  Total Housing/Single Family                                                                                1,918,924
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 4.8% (2.8% OF TOTAL INVESTMENTS)

        7,285  Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds,    10/09 at 101.00      A          7,474,483
                 Fleet Landing Project, Series 1999, 5.750%, 10/01/18 - ACA Insured

               St. John's County Industrial Development Authority,
               Florida, First Mortgage Revenue Bonds, Presbyterian
               Retirement Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                           8/14 at 101.00     N/R         1,184,164
        1,570    5.625%, 8/01/34                                                           8/14 at 101.00     N/R         1,602,436
------------------------------------------------------------------------------------------------------------------------------------
        9,980  Total Long-Term Care                                                                                      10,261,083
------------------------------------------------------------------------------------------------------------------------------------



    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 2.3% (1.3% OF TOTAL INVESTMENTS)

$       4,600  Hillsborough County Industrial Development Authority, Florida, Exempt       4/10 at 101.00     N/R      $  4,821,398
                 Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo
                 Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 9.5% (5.5% OF TOTAL INVESTMENTS)

       15,925  Florida State Board of Education, Full Faith and Credit Public Education    6/12 at 101.00     AAA        16,755,806
                 Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 - MBIA Insured

        3,240  Reedy Creek Improvement District, Orange and Osceola Counties, Florida,     4/14 at 100.00     AAA         3,401,287
                 General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,165  Total Tax Obligation/General                                                                              20,157,093
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 47.7% (27.6% OF TOTAL INVESTMENTS)

        1,000  Alachua County School Board, Florida, Certificates of Participation,        7/11 at 101.00     Aaa         1,040,400
                 Series 2001, 5.000%, 7/01/21 - AMBAC Insured

        3,000  Bartram Springs Community Development District, Duval County, Florida,      5/16 at 100.00     N/R         2,389,920
                 Special Assessment Bonds, Series 2006, 4.750%, 5/01/34

        1,055  Bay County School Board, Florida, Certificates of Participation, Series     7/14 at 100.00     Aaa         1,090,248
                 2004, 5.000%, 7/01/24 - AMBAC Insured

        3,870  Broward County School Board, Florida, Certificates of Participation,        7/14 at 100.00     AAA         4,102,781
                 Series 2004C, 5.250%, 7/01/20 - FSA Insured

        1,500  Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005,   10/14 at 100.00     AAA         1,561,740
                 5.000%, 10/01/23 - MBIA Insured

        1,290  Escambia County, Florida, Tourist Development Revenue Refunding Bonds,     10/12 at 100.00     AAA         1,354,952
                 Series 2002, 5.000%, 10/01/18 - MBIA Insured

        4,000  Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005,   10/15 at 100.00     AAA         4,127,800
                 5.000%, 10/01/30 - MBIA Insured

        8,425  Florida Department of Environmental Protection, Florida Forever Revenue     7/13 at 101.00     AAA         8,925,361
                 Bonds, Series 2003C, 5.000%, 7/01/19 - AMBAC Insured (UB)

               Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25 - MBIA Insured                                             No Opt. Call     AAA           453,066
        1,590    0.000%, 11/01/26 - MBIA Insured                                             No Opt. Call     AAA           657,751

        3,000  Florida State Department of Management Services, Certificates of            8/15 at 101.00     AAA         3,132,690
                 Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,430  Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds,        10/11 at 100.00     AAA         1,481,838
                 Series 2001, 5.000%, 10/01/23 - AMBAC Insured

        2,090  Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds,        10/13 at 100.00     AAA         2,186,307
                 Series 2003, 5.000%, 10/01/22 - MBIA Insured

        3,145  Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 10/13 at 100.00     AAA         3,307,880
                 5.250%, 10/01/18 - MBIA Insured (Alternative Minimum Tax)

        2,230  Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and        10/12 at 100.00     AAA         2,342,281
                 Improvement Bonds, Series 2002, 5.000%, 10/01/21 - FGIC Insured

        2,750  Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and    10/12 at 100.00     AAA         2,943,765
                 Improvement Bonds, Series 2002, 5.375%, 10/01/17 - FGIC Insured

        1,000  Jacksonville, Florida, Local Government Sales Tax Revenue Refunding Bonds,    No Opt. Call     AAA         1,107,000
                 Series 2001, 5.500%, 10/01/14 - FGIC Insured

               Lake County School Board, Florida, Certificates of Participation, Series
               2004A:
        1,190    5.000%, 7/01/20 - AMBAC Insured                                           7/14 at 100.00     AAA         1,237,422
        1,340    5.000%, 7/01/22 - AMBAC Insured                                           7/14 at 100.00     AAA         1,385,547
        1,470    5.000%, 7/01/24 - AMBAC Insured                                           7/14 at 100.00     AAA         1,509,705


NUF

                        Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       5,130  Manatee County School District, Florida, Sales Tax Revenue Bonds, Series   10/13 at 100.00     AAA      $  5,470,068
                 2003, 5.000%, 10/01/17 - AMBAC Insured

               Miami-Dade County, Florida, Beacon Tradeport Community Development
               District, Special Assessment Bonds, Commercial Project, Series 2002A:

        1,975    5.500%, 5/01/22 - RAAI Insured                                            5/12 at 102.00      AA         2,052,539
          850    5.625%, 5/01/32 - RAAI Insured                                            5/12 at 102.00      AA           879,648

        1,200  North Dade Community Development District, Florida, Special Assessment      5/17 at 100.00     N/R         1,029,816
                 Bonds, Series 2007A, 5.350%, 5/01/38

        2,475  Northern Palm Beach County Improvement District, Florida, Revenue Bonds,    8/10 at 102.00      AA         2,618,971
                 Water Control and Improvement Development Unit 19, Series 2000, 6.100%,
                 8/01/21 - RAAI Insured

        2,000  Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994,         1/08 at 100.00     AAA         2,003,940
                 6.125%, 1/01/24 - FGIC Insured

        8,000  Orange County School Board, Florida, Certificates of Participation,         8/16 at 100.00     AAA         8,230,720
                 Series 2006A, 5.000%, 8/01/30 - FGIC Insured (UB)

        2,440  Orange County School Board, Florida, Certificates of Participation,         8/14 at 100.00     Aaa         2,531,036
                 Series 2004A, 5.000%, 8/01/22 - AMBAC Insured

               Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
        1,665    5.125%, 1/01/20 - FGIC Insured                                            1/13 at 100.00     AAA         1,758,323
        3,400    5.125%, 1/01/23 - FGIC Insured                                            1/13 at 100.00     AAA         3,570,272

        2,040  Palm Beach County School Board, Florida, Certificates of Participation,     8/12 at 100.00     AAA         2,155,525
                 Series 2002D, 5.250%, 8/01/21 - FSA Insured

        1,500  Palm Beach County School Board, Florida, Certificates of Participation,     8/14 at 100.00     AAA         1,555,965
                 Series 2004A, 5.000%, 8/01/22 - FGIC Insured

        1,350  Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%,      9/13 at 100.00     AAA         1,423,494
                 9/01/21 - MBIA Insured

          825  Rivercrest Community Development District, Florida, Special Assessment      5/18 at 100.00      AA           820,042
                 Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        5,000  Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006,     6/16 at 100.00     AAA         5,142,100
                 5.000%, 6/01/36 - AMBAC Insured

       11,815  Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series      10/12 at 100.00     AAA        12,707,859
                 2002, 5.375%, 10/01/14 - FSA Insured

        1,000  Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series    12/14 at 100.00     Aaa         1,040,150
                 2004, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       99,080  Total Tax Obligation/Limited                                                                             101,328,922
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 38.1% (22.0% OF TOTAL INVESTMENTS)

        2,225  Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1,     10/11 at 101.00     AAA         2,300,761
                 5.250%, 10/01/21 - AMBAC Insured (Alternative Minimum Tax)

       12,000  Dade County, Florida, Aviation Revenue Bonds, Series 1996A, 5.750%,         4/08 at 101.00     AAA        12,135,119
                 10/01/26 - MBIA Insured (Alternative Minimum Tax)

        4,000  Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue    10/12 at 100.00     AAA         4,139,320
                 Bonds, Series 2002B, 5.125%, 10/01/21 - FSA Insured
                 (Alternative Minimum Tax)

        2,500  Lee County, Florida, Airport Revenue Bonds, Series 2006, 5.000%, 10/01/33  10/15 at 100.00     AAA         2,559,800
                 - FSA Insured

        1,000  Lee County, Florida, Transportation Facilities Revenue Bonds, Series          No Opt. Call     AAA         1,078,030
                 2004B, 5.000%, 10/01/14 - AMBAC Insured

               Miami-Dade County Expressway Authority, Florida, Toll System Revenue
               Bonds, Series 2004B:
        3,955    5.250%, 7/01/17 - FGIC Insured                                            7/14 at 100.00     AAA         4,295,802
        2,000    5.250%, 7/01/18 - FGIC Insured                                            7/14 at 100.00     AAA         2,147,340
        2,000    5.000%, 7/01/23 - FGIC Insured                                            7/14 at 100.00     AAA         2,079,700



    PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)

$      17,430  Miami-Dade County Expressway Authority, Florida, Toll System Revenue        7/16 at 100.00     AAA      $ 18,029,766
                 Bonds, Series 2006, 5.000%, 7/01/31 - AMBAC Insured (UB)

        2,000  Miami-Dade County Expressway Authority, Florida, Toll System Revenue        7/11 at 101.00     Aaa         2,095,520
                 Refunding Bonds, Series 2001, 5.000%, 7/01/21 - FGIC Insured

       12,820  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International    10/15 at 100.00     AAA        12,836,025
                 Airport, Series 2005A, 5.000%, 10/01/38 - CIFG Insured (UB)

        7,500  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International    10/08 at 101.00     AAA         7,570,500
                 Airport, Series 1998A, 5.000%, 10/01/24 - FGIC Insured
                 (Alternative Minimum Tax)

        4,000  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International    10/08 at 101.00     AAA         4,040,880
                 Airport, Series 1998C, 5.000%, 10/01/23 - MBIA Insured
                 (Alternative Minimum Tax)

        5,000  Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds,     7/15 at 101.00     AAA         5,396,650
                 Series 2005, 5.000%, 7/01/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       78,430  Total Transportation                                                                                      80,705,213
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 16.1% (9.3% OF TOTAL INVESTMENTS) (4)

        1,500  Bradford County Health Facility Authority, Florida, Revenue Refunding         No Opt. Call     AAA         1,683,150
                 Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)

          750  Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A,        10/13 at 100.00    AA (4)         816,855
                 5.250%, 10/01/21 (Pre-refunded 10/01/13)

        2,600  Highlands County Health Facilities Authority, Florida, Hospital Revenue    11/11 at 101.00    A1 (4)       2,852,512
                 Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A,
                 6.000%, 11/15/31 (Pre-refunded 11/15/11)

        3,580  Miami-Dade County Educational Facilities Authority, Florida, Revenue        4/14 at 100.00     AAA         3,857,343
                 Bonds, University of Miami, Series 2004A, 5.000%, 4/01/20 (Pre-refunded
                 4/01/14) - AMBAC Insured

        8,175  North Broward Hospital District, Florida, Revenue and Improvement Bonds,    1/11 at 101.00    A (4)        8,848,048
                 Series 2001, 6.000%, 1/15/31 (Pre-refunded 1/15/11)

        5,000  Orange County Health Facilities Authority, Florida, Hospital Revenue       11/12 at 101.00    A2 (4)       5,405,550
                 Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002,
                 5.250%, 11/15/18 (Pre-refunded 11/15/12)

        3,000  Orange County Health Facilities Authority, Florida, Hospital Revenue       12/12 at 100.00    A (4)        3,296,370
                 Bonds, Orlando Regional Healthcare System, Series 2002, 5.750%,
                 12/01/32 (Pre-refunded 12/01/12)

        2,070  Orlando Utilities Commission, Florida, Water and Electric Revenue          10/11 at 101.00   Aa1 (4)       2,219,909
                 Refunding Bonds, Series 2001, 5.250%, 10/01/17 (Pre-refunded 10/01/11)

        4,625  South Broward Hospital District, Florida, Hospital Revenue Bonds, Series    5/12 at 101.00   AA- (4)       5,055,310
                 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)
------------------------------------------------------------------------------------------------------------------------------------
       31,300  Total U.S. Guaranteed                                                                                     34,035,047
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 8.7% (5.0% OF TOTAL INVESTMENTS)

        4,800  Hillsborough County Industrial Development Authority, Florida, Pollution   10/12 at 100.00     Baa2        4,941,600
                 Control Revenue Bonds, Tampa Electric Company Project, Series 2002,
                 5.100%, 10/01/13

        9,440  JEA St. John's River Power Park System, Florida, Revenue Refunding Bonds,  10/11 at 100.00     Aa2         9,915,020
                 Issue 2, Series 2002-17, 5.000%, 10/01/15

        1,220  Orlando Utilities Commission, Florida, Water and Electric Revenue          10/11 at 101.00     Aa1         1,300,727
                 Refunding Bonds, Series 2001, 5.250%, 10/01/17

          445  Orlando Utilities Commission, Florida, Water and Electric Revenue          10/12 at 100.00     Aa1           473,676
                 Refunding Bonds, Series 2002C, 5.250%, 10/01/17

          650  Reedy Creek Improvement District, Florida, Utility Revenue Bonds,          10/15 at 100.00     AAA           677,352
                 Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

        1,170  Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series    10/15 at 100.00     AAA         1,219,234
                 2005, 5.000%, 10/01/25 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       17,725  Total Utilities                                                                                           18,527,609
------------------------------------------------------------------------------------------------------------------------------------


NUF

                        Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


  PRINCIPAL                                                                               OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)        VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 6.9% (4.0% OF TOTAL INVESTMENTS)

$       1,500  Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement      10/13 at 100.00     Aaa     $   1,582,740
                 Bonds, Series 2003, 5.000%, 10/01/20 - FSA Insured

               JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
        3,235    5.000%, 10/01/18 - FGIC Insured                                          10/13 at 100.00     AAA         3,413,443
        5,090    5.000%, 10/01/19 - FGIC Insured                                          10/13 at 100.00     AAA         5,370,764
        3,000    5.000%, 10/01/23 - FGIC Insured                                          10/13 at 100.00     AAA         3,134,070

        1,065  Lee County Industrial Development Authority, Florida, Utilities Revenue    11/12 at 100.00     AAA         1,092,924
                 Bonds, Bonita Springs Utilities Inc. Project, Series 2002, 5.000%,
                 11/01/19 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

       13,890  Total Water and Sewer                                                                                     14,593,941
------------------------------------------------------------------------------------------------------------------------------------

$     355,380  Total Investments (cost $359,134,971) - 173.1%                                                           367,065,939
===============---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (19.4)%                                                                      (41,110,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                       3,055,903
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (55.2)%                                                        (117,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 212,011,842
               =====================================================================================================================


      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NFL

                       Nuveen Insured Florida Premium Income Municipal Fund Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.9% (3.1% OF TOTAL INVESTMENTS)

$      10,255  Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%,    4/16 at 100.00    Aaa       $ 10,540,397
                 4/01/35 - CIFG Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 3.7% (2.3% OF TOTAL INVESTMENTS)

        2,000  Brevard County Health Facilities Authority, Florida, Hospital Revenue       4/08 at 100.00    AAA          2,003,060
                 Bonds, Holmes Regional Medical Center Project, Series 1996, 5.625%,
                 10/01/14 - MBIA Insured

        2,500  Hillsborough County Industrial Development Authority, Florida,                No Opt. Call    AAA          2,984,275
                 Industrial Development Revenue Bonds, University Community Hospital,
                 Series 1994, 6.500%, 8/15/19 - MBIA Insured

        3,015  North Broward Hospital District, Florida, Revenue Refunding and             1/09 at 100.00    AAA          3,048,497
                 Improvement Bonds, Series 1997, 5.375%, 1/15/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        7,515  Total Health Care                                                                                          8,035,832
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 10.2% (6.4% OF TOTAL INVESTMENTS)

          975  Broward County Housing Finance Authority, Florida, GNMA Collateralized     12/07 at 102.00     Aaa           990,132
                 Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments,
                 Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)

               Collier County Housing Finance Authority, Florida, Multifamily Housing
               Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
        1,260    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)                   3/08 at 101.00     AAA         1,269,437
        1,000    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)                   3/08 at 101.00     AAA         1,005,410

               Collier County Housing Finance Authority, Florida,
               Multifamily Housing Revenue Refunding Bonds, Saxon Manor
               Isles Project, Series 1998A, Subseries 1:
        1,040    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)                   3/08 at 101.00     AAA         1,047,790
        1,400    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)                   3/08 at 101.00     AAA         1,407,574

               Dade County Housing Finance Authority, Florida, Multifamily Mortgage
               Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
        1,230    5.650%, 9/01/17 - FSA Insured (Alternative Minimum Tax)                   3/08 at 101.00     AAA         1,238,967
        1,890    5.750%, 9/01/29 - FSA Insured (Alternative Minimum Tax)                   3/08 at 101.00     AAA         1,901,208

        1,395  Florida Housing Finance Agency, Housing Revenue Bonds, Riverfront           4/08 at 101.00     AAA         1,416,106
                 Apartments, Series 1997A, 6.250%, 4/01/37 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000  Florida Housing Finance Agency, Housing Revenue Bonds, Turtle Creek        11/07 at 101.00     AAA         1,005,930
                 Apartments, Series 1996C-1, 6.100%, 5/01/16 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,050  Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue   12/10 at 102.00     Aaa         2,175,091
                 Bonds, Cobblestone Apartments, Series 2000K-1, 6.000%, 12/01/33
                 (Alternative Minimum Tax)

        2,475  Florida Housing Finance Corporation, GNMA Collateralized Housing Revenue    9/10 at 102.00     AAA         2,595,062
                 Bonds, Raintree Apartments, Series 2000J-1, 5.950%, 3/01/35
                 (Alternative Minimum Tax)

        3,370  Jacksonville, Florida, GNMA Collateralized Housing Revenue Refunding        3/08 at 100.00     AAA         3,403,633
                 Bonds, Windermere Manor Apartments, Series 1993A, 5.875%, 3/20/28

        1,425  Miami-Dade County Housing Finance Authority, Florida, Multifamily           6/11 at 100.00     AAA         1,461,238
                 Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A,
                 5.750%, 7/01/27 - FSA Insured (Alternative Minimum Tax)


NFL

                Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)

$       1,065  Palm Beach County Housing Finance Authority, Florida, Multifamily           7/12 at 100.00     AAA      $  1,076,140
                 Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002,
                 5.150%, 7/01/22 - FSA Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       21,575  Total Housing/Multifamily                                                                                 21,993,718
-----------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)

           30  Broward County Housing Finance Authority, Florida, Single Family            4/09 at 101.00     Aaa            30,143
                 Mortgage Revenue Refunding Bonds, Series 1999B, 5.250%, 4/01/31 - MBIA
                 Insured (Alternative Minimum Tax)

          690  Escambia County Housing Finance Authority, Florida, Multi-County Single     4/08 at 102.00     Aaa           691,594
                 Family Mortgage Revenue Bonds, Series 1999, 5.200%, 4/01/32 - MBIA
                 Insured (Alternative Minimum Tax)

        3,935  Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds,       1/10 at 24.65     Aaa           845,238
                 Series 2000-4 , 0.000%, 7/01/30 - FSA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        4,655  Total Housing/Single Family                                                                                1,566,975
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 4.0% (2.5% OF TOTAL INVESTMENTS)

        4,940  Florida State Board of Education, Full Faith and Credit, Public             6/11 at 101.00     AAA         5,131,227
                 Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/29 - FGIC
                 Insured

        1,895  Reedy Creek Improvement District, Orange and Osceola Counties, Florida,     6/15 at 100.00     AAA         1,971,918
                 General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 - AMBAC
                 Insured

        1,390  Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24     2/14 at 100.00     AAA         1,441,583
                 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,225  Total Tax Obligation/General                                                                               8,544,728
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 68.5% (43.2% OF TOTAL INVESTMENTS)

        3,820  Broward County School Board, Florida, Certificates of Participation,        7/13 at 100.00     AAA         4,076,704
                 Series 2003, 5.250%, 7/01/19 - MBIA Insured

        3,350  Broward County School Board, Florida, Certificates of Participation,        7/17 at 100.00     AAA         3,640,445
                 Series 2007A, ROLS R-858-1, 7.472%, 7/01/32 - FGIC Insured (IF)

        5,000  Broward County School Board, Florida, Certificates of Participation,        7/17 at 100.00     AAA         5,144,500
                 Series 2007A, 5.000%, 7/01/32 - FGIC Insured (UB)

        1,500  Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005,   10/14 at 100.00     AAA         1,561,740
                 5.000%, 10/01/23 - MBIA Insured

        3,000  Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%,        6/15 at 100.00     AAA         3,135,540
                 6/01/22 - AMBAC Insured

        1,555  DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002,     4/12 at 101.00     AAA         1,656,650
                 5.250%, 10/01/20 - MBIA Insured

               Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
        1,000    5.000%, 8/01/27 - MBIA Insured                                            8/12 at 101.00     Aaa         1,042,760
        1,000    5.125%, 8/01/31 - MBIA Insured                                            8/12 at 101.00     Aaa         1,038,060

        2,500  Escambia County School Board, Florida, Certificates of Participation,       2/15 at 100.00     AAA         2,599,175
                 Series 2004, 5.000%, 2/01/22 - MBIA Insured

        2,500  Flagler County School Board, Florida, Certificates of Participation,        8/15 at 100.00     AAA         2,561,950
                 Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 - FSA
                 Insured

        1,200  Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005,   10/15 at 100.00     AAA         1,238,340
                 5.000%, 10/01/30 - MBIA Insured

        1,435  Florida Department of Environmental Protection, Florida Forever Revenue     7/13 at 101.00     AAA         1,520,325
                 Bonds, Series 2003A, 5.000%, 7/01/19 - FGIC Insured

               Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25 - MBIA Insured                                          11/10 at 101.00     AAA         3,526,688
        3,345    5.375%, 11/01/30 - MBIA Insured                                          11/10 at 101.00     AAA         3,501,881

        1,000  Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%,       11/11 at 101.00     AAA         1,061,370
                 11/01/18 - MBIA Insured



    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       2,230  Florida Ports Financing Commission, Revenue Bonds, State Transportation    10/09 at 101.00     AAA      $  2,305,017
                 Trust Fund - Intermodal Program, Series 1999, 5.500%, 10/01/23 - FGIC
                 Insured (Alternative Minimum Tax)

        5,200  Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001,  12/11 at 101.00     Aaa         5,390,060
                 Series 1985E, 4.750%, 12/01/20 - FGIC Insured

        1,080  Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996,  12/07 at 100.50     AAA         1,092,820
                 Series 1985B, 5.900%, 12/01/15 - FGIC Insured

        1,020  Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996,  12/07 at 100.50     AAA         1,032,107
                 Series 1985C, 5.900%, 12/01/15  - FGIC Insured

        1,500  Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000,  12/10 at 101.00     Aaa         1,575,945
                 Series 1985E, 5.750%, 12/01/20 - FGIC Insured

        6,000  Hillsborough County School Board, Florida, Certificates of Participation,   7/13 at 100.00     AAA         6,125,640
                 Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,000  Hillsborough County, Florida, Community Investment Tax Revenue Bonds,      11/13 at 101.00     AAA         2,085,700
                 Series 2004, 5.000%, 5/01/23 - AMBAC Insured

        1,000  Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena,    10/15 at 100.00     AAA         1,040,050
                 Series 2005, 5.000%, 10/01/25 - FGIC Insured

        2,595  Indian River County School Board, Florida, Certificates of Participation,   7/15 at 100.00     AAA         2,702,952
                 Series 2005, 5.000%, 7/01/22 - MBIA Insured

        1,000  Indian Trace Development District, Florida, Water Management Special        5/15 at 102.00     Aaa         1,047,370
                 Benefit Assessment Bonds, Series 2005, 5.000%, 5/01/25 - MBIA Insured

        1,500  Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds,        10/13 at 100.00     AAA         1,606,440
                 Series 2003, 5.250%, 10/01/20 - MBIA Insured

        1,280  Lake County School Board, Florida, Certificates of Participation,           7/14 at 100.00     AAA         1,327,245
                 Series 2004A, 5.000%, 7/01/21 - AMBAC Insured

               Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
        1,730    5.000%, 10/01/18 - AMBAC Insured                                         10/12 at 100.00     AAA         1,817,106
        2,000    5.000%, 10/01/19 - AMBAC Insured                                         10/12 at 100.00     AAA         2,100,700

        1,230  Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004,      10/14 at 100.00     Aaa         1,296,113
                 5.000%, 10/01/20 - FGIC Insured

        2,000  Miami-Dade County School Board, Florida, Certificates of Participation,    11/16 at 100.00     AAA         2,056,180
                 Series 2006B, 5.000%, 11/01/31 - AMBAC Insured

       18,000  Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series     4/08 at 49.54     AAA         8,750,699
                 1997A, 0.000%, 10/01/21 - MBIA Insured

        1,000  Orange County School Board, Florida, Certificates of Participation,         8/16 at 100.00     AAA         1,028,840
                 Series 2006A, 5.000%, 8/01/30 - FGIC Insured

        1,000  Orange County School Board, Florida, Certificates of Participation,         8/17 at 100.00     AAA         1,037,840
                 Series 2007A, 5.000%, 8/01/27 - FGIC Insured

        3,180  Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%,      1/13 at 100.00     AAA         3,358,239
                 1/01/19 - FGIC Insured

        2,500  Orange County, Florida, Tourist Development Tax Revenue Bonds, Series      10/16 at 100.00     AAA         2,573,300
                 2006, 5.000%, 10/01/31 - XLCA Insured

               Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway,
               Series 2004:
        2,500    5.000%, 4/01/21 - MBIA Insured                                            4/14 at 100.00     Aaa         2,630,200
        5,500    5.000%, 4/01/23 - MBIA Insured                                            4/14 at 100.00     Aaa         5,718,405

               Palm Beach County School Board, Florida, Certificates of Participation,
               Residual Trust 1020:
        2,625    7.825%, 8/01/26 - MBIA Insured (IF)                                       8/17 at 100.00     AAA         2,926,035
        1,000    7.826%, 8/01/27 - MBIA Insured (IF)                                       8/17 at 100.00     AAA         1,114,680

        2,150  Palm Beach County School Board, Florida, Certificates of Participation,     8/14 at 100.00     AAA         2,222,584
                 Series 2004A, 5.000%, 8/01/24 - FGIC Insured


NFL

                Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       5,340  Palm Beach County, Florida, Administrative Complex Revenue Refunding          No Opt. Call     AAA      $  5,526,686
                 Bonds, Series 1993, 5.250%, 6/01/11 - FGIC Insured

               Palm Beach County, Florida, Revenue Refunding Bonds, Criminal Justice
               Facilities, Series 1993:
        2,500    5.375%, 6/01/08 - FGIC Insured                                              No Opt. Call     AAA         2,527,975
        4,000    5.375%, 6/01/10 - FGIC Insured                                              No Opt. Call     AAA         4,185,080

        1,300  Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement       8/13 at 100.00     Aaa         1,370,291
                 Bonds, Series 2003, 5.000%, 8/15/21 - FSA Insured

        4,260  St. Lucie County School Board, Florida, Certificates of Participation,      7/14 at 100.00     AAA         4,402,327
                 Master Lease Program, Series 2004A, 5.000%, 7/01/24 - FSA Insured

               St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports
               Facility, Series 2003:
        1,405    5.125%, 10/01/19 - FSA Insured                                           10/13 at 100.00     Aaa         1,493,965
        1,475    5.125%, 10/01/20 - FSA Insured                                           10/13 at 100.00     Aaa         1,568,397
        1,555    5.125%, 10/01/21 - FSA Insured                                           10/13 at 100.00     Aaa         1,653,463

        1,245  Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22     4/12 at 100.00     AAA         1,293,879
                 - FGIC Insured

        4,275  Volusia County School Board, Florida, Certificates of Participation,        8/15 at 100.00     Aaa         4,437,365
                 Series 2005B, 5.000%, 8/01/24 - FSA Insured

        2,000  Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%,       10/14 at 100.00     AAA         2,098,660
                 10/01/21 - FSA Insured

       12,000  Volusia County, Florida, School Board Certificates of Participation,        8/17 at 100.00     Aaa        12,347,280
                 Series 2007, 5.000%, 8/01/32 - FSA Insured (UB)

        1,785  Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series    12/14 at 100.00     Aaa         1,856,668
                 2004, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      151,530  Total Tax Obligation/Limited                                                                             148,030,431
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 16.9% (10.7% OF TOTAL INVESTMENTS)

        9,000  Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1,     10/11 at 101.00     AAA         9,222,659
                 5.250%, 10/01/26 - AMBAC Insured (Alternative Minimum Tax)

        2,150  Broward County, Florida, Airport System Revenue Bonds, Series 2004L,       10/14 at 100.00     AAA         2,228,067
                 5.000%, 10/01/23 - AMBAC Insured

        1,100  Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995,         4/08 at 100.00     AAA         1,101,947
                 5.750%, 10/01/15 - MBIA Insured

        2,000  Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue    10/13 at 100.00     AAA         2,095,800
                 Refunding Bonds, Series 2003A, 5.000%, 10/01/17 - FSA Insured

       15,025  Lee County, Florida, Airport Revenue Bonds, Series 2000A, 6.000%,          10/10 at 101.00     AAA        15,945,727
                 10/01/32 - FSA Insured (Alternative Minimum Tax)

        5,615  Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International    10/12 at 100.00     AAA         6,004,232
                 Airport, Series 2002, 5.750%, 10/01/19 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       34,890  Total Transportation                                                                                      36,598,432
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 16.9% (10.6% OF TOTAL INVESTMENTS) (4)

        5,325  Escambia County Housing Finance Authority, Florida, Dormitory Revenue       6/09 at 101.00     AAA         5,564,519
                 Bonds, University of West Florida Foundation Inc., Series 1999, 5.750%,
                 6/01/31 (Pre-refunded 6/01/09) - MBIA Insured

        3,945  Florida Governmental Utility Authority, Utility System Revenue Bonds,      10/13 at 100.00     AAA         4,244,465
                 Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13)
                 - AMBAC Insured

               Florida Housing Finance Corporation, Housing Revenue Bonds, Augustine
               Club Apartments, Series 2000D-1:
        1,500    5.500%, 10/01/20 (Pre-refunded 10/01/10) - MBIA Insured                  10/10 at 102.00     Aaa         1,611,510
        4,750    5.750%, 10/01/30 (Pre-refunded 10/01/10) - MBIA Insured                  10/10 at 102.00     Aaa         5,135,795



    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$      10,000  Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001,          9/11 at 34.97     AAA      $  3,041,900
                 0.000%, 9/01/29 (Pre-refunded 9/01/11) - MBIA Insured

        1,830  Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003,         9/13 at 100.00     AAA         1,967,122
                 5.000%, 9/01/21 (Pre-refunded 9/01/13) - MBIA Insured

        5,715  Seminole County, Florida, Water and Sewer Revenue Refunding and               No Opt. Call     AAA         6,593,052
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 - MBIA Insured (ETM)

               St. Lucie County, Florida, Utility System Revenue Refunding Bonds,
               Series 1993:
        5,000    5.500%, 10/01/15 - FGIC Insured (ETM)                                       No Opt. Call     AAA         5,454,150
        1,200    5.500%, 10/01/21 - FGIC Insured (ETM)                                       No Opt. Call     AAA         1,342,224

        1,500  Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System    12/07 at 100.00     AAA         1,509,840
                 - St. Joseph's Hospital, Series 1993, 5.125%, 12/01/23 - MBIA Insured
                 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
       40,765  Total U.S. Guaranteed                                                                                     36,464,577
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 7.2% (4.5% OF TOTAL INVESTMENTS)

        3,000  Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37    10/17 at 100.00     AAA         3,090,960
                 - MBIA Insured

        8,000  Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series       No Opt. Call     AAA         6,103,680
                 2002B, 0.000%, 10/01/14 - AMBAC Insured

        3,525  Palm Beach County Solid Waste Authority, Florida, Revenue Refunding           No Opt. Call     AAA         3,685,881
                 Bonds, Series 1997A, 6.000%, 10/01/09 - AMBAC Insured

        2,500  Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%,    10/15 at 100.00     AAA         2,578,175
                 10/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       17,025  Total Utilities                                                                                           15,458,696
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 25.8% (16.2% OF TOTAL INVESTMENTS)

        1,250  Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%,       9/15 at 100.00     Aaa         1,304,638
                 9/01/24 - AMBAC Insured

               Broward County, Florida, Water and Sewer Utility Revenue Bonds,
               Series 2003:
        5,000    5.000%, 10/01/21 - MBIA Insured                                          10/13 at 100.00     AAA         5,273,600
        4,500    5.000%, 10/01/24 - MBIA Insured                                          10/13 at 100.00     AAA         4,693,185

               Davie, Florida, Water and Sewerage Revenue Refunding and Improvement
               Bonds, Series 2003:
          910    5.250%, 10/01/17 - AMBAC Insured                                         10/13 at 100.00     AAA           982,800
          475    5.250%, 10/01/18 - AMBAC Insured                                         10/13 at 100.00     AAA           508,706

               Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series
               2003:
        1,250    5.250%, 10/01/22 - MBIA Insured                                          10/13 at 100.00     AAA         1,334,275
        1,095    5.000%, 10/01/23 - MBIA Insured                                          10/13 at 100.00     AAA         1,143,936
        1,225    5.000%, 10/01/24 - MBIA Insured                                          10/13 at 100.00     AAA         1,277,589

        1,000  Florida Governmental Utility Authority, Utility System Revenue Bonds,       7/09 at 101.00     Aaa         1,015,820
                 Golden Gate Project, Series 1999, 5.000%, 7/01/29 - AMBAC Insured

        8,000  Indian River County, Florida, Water and Sewer Revenue Bonds, Series         9/08 at 102.00     AAA         8,250,879
                 1993A, 5.250%, 9/01/24 - FGIC Insured

        1,000  JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A,       10/13 at 100.00     AAA         1,066,840
                 5.000%, 10/01/14 - FGIC Insured

        1,500  JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2007B,       10/14 at 100.00     AAA         1,559,010
                 5.000%, 10/01/24 - MBIA Insured

        1,450  Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 -     10/13 at 100.00     AAA         1,519,992
                 AMBAC Insured

        2,000  Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003,      10/13 at 100.00     Aaa         2,126,640
                 5.125%, 10/01/20 - MBIA Insured

               Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
        1,350    5.250%, 10/01/17 - MBIA Insured                                          10/13 at 100.00     AAA         1,458,000
        1,000    5.250%, 10/01/18 - MBIA Insured                                          10/13 at 100.00     AAA         1,070,960


NFL

                Portfolio of INVESTMENTS October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       1,750  Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility          10/13 at 100.00     AAA     $   1,846,530
                 Corporation, Series 2003, 5.000%, 10/01/20 - MBIA Insured
               Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
        1,000    5.250%, 10/01/19 - MBIA Insured                                          10/13 at 100.00     AAA         1,068,780
          500    5.250%, 10/01/20 - MBIA Insured                                          10/13 at 100.00     AAA           534,390
          500    5.250%, 10/01/21 - MBIA Insured                                          10/13 at 100.00     AAA           534,390

        1,170  Polk County, Florida, Utility System Revenue Bonds, Series 2004A,          10/14 at 100.00     AAA         1,216,028
                 5.000%, 10/01/24 - FGIC Insured

               Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding
                Bonds, Series 2002:
        1,190    5.250%, 5/01/15 - MBIA Insured                                            5/12 at 100.00     AAA         1,266,327
        1,980    5.250%, 5/01/17 - MBIA Insured                                            5/12 at 100.00     AAA         2,097,731

        1,000  Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004,         9/14 at 100.00     Aaa         1,053,290
                 5.000%, 9/01/21 - MBIA Insured

               Sebring, Florida, Water and Wastewater Revenue Refunding Bonds,
        1,360    Series 2002: 5.250%, 1/01/17 - FGIC Insured                               1/13 at 100.00     AAA         1,456,261
          770    5.250%, 1/01/18 - FGIC Insured                                            1/13 at 100.00     AAA           818,364
          500    5.250%, 1/01/20 - FGIC Insured                                            1/13 at 100.00     AAA           531,405

        3,530  Seminole County, Florida, Water and Sewer Revenue Refunding and               No Opt. Call     AAA         4,057,806
                 Improvement Bonds, Series 1992, 6.000%, 10/01/19 - MBIA Insured

        1,300  Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1996,      4/08 at 101.00     AAA         1,315,327
                 5.800%, 10/01/11 - AMBAC Insured

        2,000  Village Center Community Development District, Florida, Utility Revenue    10/13 at 101.00     AAA         2,126,740
                 Bonds, Series 2003, 5.250%, 10/01/23 - MBIA Insured

        1,100  Wauchula, Florida, Utility Revenue Bonds, Series 2001A, 5.000%,            10/11 at 101.00     AAA         1,133,023
                 10/01/31 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
       52,655  Total Water and Sewer                                                                                     55,643,262
-----------------------------------------------------------------------------------------------------------------------------------
$     349,090  Total Investments (cost $330,381,302) - 158.8%                                                           342,877,048
===============--------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (8.4)%                                                                       (18,160,000)
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.0%                                                                       2,259,313
               --------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.4)%                                                        (111,000,000)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 215,976,361
               ====================================================================================================================


FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                            FUND                               FIXED RATE                               UNREALIZED
                         NOTIONAL    PAY/RECEIVE  FLOATING RATE    FIXED RATE     PAYMENT  EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY               AMOUNT  FLOATING RATE          INDEX  (ANNUALIZED)   FREQUENCY   DATE (5)         DATE   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada   $1,500,000            Pay           SIFM        4.335%   Quarterly    8/06/08      8/06/37          $47,296
==================================================================================================================================


SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.


      All of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NWF

                Nuveen Insured Florida Tax-Free Advantage Municipal Fund Portfolio of INVESTMENTS

                                                    October 31, 2007 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.0% (1.3% OF TOTAL INVESTMENTS)

$       1,685  Golden State Tobacco Securitization Corporation, California, Enhanced       6/22 at 100.00     BBB     $   1,084,314
                 Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 14.9% (9.8% OF TOTAL INVESTMENTS)

        2,240  FSU Financial Assistance Inc., Florida, General Revenue Bonds,                No Opt. Call     AAA         2,409,120
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/14 - AMBAC Insured

        1,985  North Miami, Florida, Educational Facilities Revenue Refunding Bonds,       4/13 at 100.00     AAA         2,060,668
                 Johnson and Wales University, Series 2003A, 5.000%,
                 4/01/19 - XLCA Insured

        1,500  Volusia County Educational Facilities Authority, Florida, Revenue Bonds,   10/15 at 100.00      AA         1,475,550
                 Embry-Riddle Aeronautical University, Series 2005, 5.000%,
                 10/15/35 - RAAI Insured

               Volusia County Educational Facilities Authority, Florida,
               Revenue Refunding Bonds, Embry-Riddle Aeronautical
               University, Series 2003:
        1,000    5.200%, 10/15/26 - RAAI Insured                                          10/13 at 100.00      AA         1,015,100
        1,250    5.200%, 10/15/33 - RAAI Insured                                          10/13 at 100.00      AA         1,256,450
------------------------------------------------------------------------------------------------------------------------------------
        7,975  Total Education and Civic Organizations                                                                    8,216,888
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,000  Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006,       6/16 at 100.00    BBB+         1,019,680
                 5.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          645  Florida Housing Finance Agency, GNMA Collateralized Home Ownership            No Opt. Call     AAA           680,804
                 Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 67.1% (44.4% OF TOTAL INVESTMENTS)

          900  Bartram Springs Community Development District, Duval County, Florida,      5/16 at 100.00     N/R           716,976
                 Special Assessment Bonds, Series 2006, 4.750%, 5/01/34

          400  Collier County, Florida, Capital Improvement Revenue Bonds,                10/14 at 100.00     AAA           416,464
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000  Escambia County, Florida, Sales Tax Revenue Refunding Bonds,               10/12 at 101.00     AAA         1,072,750
                 Series 2002, 5.250%, 10/01/17 - AMBAC Insured

        1,525  Fernandina Beach, Florida, Utility Acquisition and Improvement              9/13 at 100.00     AAA         1,592,832
                 Revenue Bonds, Series 2003, 5.000%, 9/01/23 - FGIC Insured

          500  Flagler County, Florida, Capital Improvement Revenue Bonds,                10/15 at 100.00     AAA           515,975
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        3,000  Florida Municipal Loan Council, Revenue Bonds, Series 2003B,               12/13 at 100.00     AAA         3,081,360
                 5.000%, 12/01/28 - MBIA Insured

        1,500  Hillsborough County School Board, Florida, Certificates of                  7/13 at 100.00     AAA         1,531,410
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,270  Jacksonville, Florida, Local Government Sales Tax Revenue Refunding        10/12 at 100.00     AAA         2,432,577
                 and Improvement Bonds, Series 2002, 5.375%, 10/01/18 - FGIC Insured

        2,265  Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%,        10/12 at 100.00     AAA         2,379,043
                 10/01/20 - AMBAC Insured

        1,330  Mira Lago West Community Development District, Florida, Capital             5/15 at 101.00     N/R         1,150,038
                 Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36



    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       2,000  Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%,      1/13 at 100.00     AAA      $  2,128,940
                 1/01/17 - FGIC Insured

        1,500  Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%,      1/13 at 100.00     AAA         1,555,290
                 1/01/32 - FGIC Insured

        3,335  Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004,      10/14 at 100.00     AAA         3,576,287
                 5.250%, 10/01/20 - MBIA Insured

        3,670  Palm Beach County School Board, Florida, Certificates of Participation,     8/12 at 100.00     AAA         3,741,932
                 Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,000  Palm Beach Gardens, Florida, Special Obligation Revenue Bonds,              2/13 at 100.00     AAA         2,103,420
                 Series 2004, 5.000%, 5/01/20 - AMBAC Insured

        2,115  Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%,      9/13 at 100.00     AAA         2,204,274
                 9/01/23 - MBIA Insured

        1,730  St. John's County, Florida, Sales Tax Revenue Bonds, Series 2004A,         10/14 at 100.00     AAA         1,795,965
                 5.000%, 10/01/24 - AMBAC Insured

        4,000  St. Lucie County School Board, Florida, Certificates of Participation,      7/14 at 100.00     AAA         4,133,640
                 Master Lease Program, Series 2004A, 5.000%, 7/01/24 - FSA Insured

        1,000  Vista Lakes Community Development District, Florida, Capital                5/17 at 100.00      AA           986,990
                 Improvement Revenue Bonds, Series 2007A2, 5.000%,
                 5/01/34 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       36,040  Total Tax Obligation/Limited                                                                              37,116,163
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 11.0% (7.3% OF TOTAL INVESTMENTS)

        2,000  Greater Orlando Aviation Authority, Florida, Airport Facilities            10/12 at 100.00     AAA         2,040,360
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32 - FSA Insured

        2,105  Greater Orlando Aviation Authority, Florida, Airport Facilities            10/13 at 100.00     AAA         2,205,830
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 - FSA Insured

        1,730  Lee County, Florida, Transportation Facilities Revenue Bonds,              10/14 at 100.00     AAA         1,817,573
                 Series 2004B, 5.000%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,835  Total Transportation                                                                                       6,063,763
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 35.0% (23.2% OF TOTAL INVESTMENTS) (4)

        2,660  Grand Prairie Independent School District, Dallas County, Texas,            2/13 at 100.00     AAA         2,890,063
                 General Obligation Bonds, Series 2003, 5.375%, 2/15/26
                 (Pre-refunded 2/15/13) - FSA Insured

        3,500  Highlands County Health Facilities Authority, Florida, Hospital            11/13 at 100.00    A+ (4)       3,909,535
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)

        3,370  Osceola County School Board, Florida, Certificates of Participation,        6/12 at 101.00     Aaa         3,622,009
                 Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) - AMBAC Insured

        1,950  Palm Beach County School Board, Florida, Certificates of                    8/12 at 100.00     AAA         2,094,066
                 Participation, Series 2002D, 5.250%, 8/01/20
                 (Pre-refunded 8/01/12) - FSA Insured

        2,800  Pinellas County Health Facilities Authority, Florida, Revenue Bonds,        5/13 at 100.00   Aa3 (4)       3,097,584
                 Baycare Health System, Series 2003, 5.750%, 11/15/27
                 (Pre-refunded 5/15/13)

        2,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,                  7/12 at 101.00     AAA         2,159,760
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) - FSA Insured

        1,500  South Miami Health Facilities Authority, Florida, Hospital Revenue          2/13 at 100.00     Aaa         1,612,680
                 Bonds, Baptist Health  Systems of South Florida, Series 2003,
                 5.200%, 11/15/28 (Pre-refunded 2/01/13)
------------------------------------------------------------------------------------------------------------------------------------
       17,780  Total U.S. Guaranteed                                                                                     19,385,697
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 0.9% (0.7% OF TOTAL INVESTMENTS)

          500  Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,            10/15 at 100.00     AAA           515,635
                 5.000%, 10/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


NWF

                Portfolio of INVESTMENTS

    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 17.1% (11.3% OF TOTAL INVESTMENTS)

$       1,000  Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%,       9/15 at 100.00     Aaa      $  1,041,690
                 9/01/25 - AMBAC Insured

        3,000  Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003,    10/13 at 100.00     AAA         3,106,830
                 5.000%, 10/01/27 - MBIA Insured

        2,000  Miami-Dade County, Florida, Water and Sewer System Revenue Bonds,          10/09 at 101.00     AAA         2,033,680
                 Series 1999A, 5.000%, 10/01/29 - FGIC Insured

          500  North Port, Florida, Utility System Revenue Bonds, Series 2000, 5.000%,    10/10 at 101.00     Aaa           518,495
                 10/01/25 - FSA Insured

        1,095  Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%,      10/14 at 100.00     AAA         1,176,961
                 10/01/20 - MBIA Insured

        1,500  Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding        5/12 at 100.00     AAA         1,561,215
                 Bonds, Series 2002,  5.000%, 5/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        9,095  Total Water and Sewer                                                                                      9,438,871
------------------------------------------------------------------------------------------------------------------------------------
$      80,555  Total Investments (cost $81,498,547) - 151.0%                                                             83,521,815
===============---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.4%                                                                         798,271
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.4)%                                                         (29,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 55,320,086
               =====================================================================================================================



FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:


                                            FUND                               FIXED RATE                               UNREALIZED
                         NOTIONAL    PAY/RECEIVE  FLOATING RATE    FIXED RATE     PAYMENT  EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY               AMOUNT  FLOATING RATE          INDEX  (ANNUALIZED)   FREQUENCY   DATE (5)         DATE   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
Royal Bank of Canada   $1,400,000            Pay           SIFM        4.335%   Quarterly    8/06/08      8/06/37          $44,143
===================================================================================================================================


SIFM - The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

      At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

      The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R   Not rated.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| ASSETS & LIABILITIES

                                                                October 31, 2007
                                                                (Unaudited)


                                                                    FLORIDA          FLORIDA   INSURED FLORIDA      INSURED FLORIDA
                                                         INVESTMENT QUALITY   QUALITY INCOME    PREMIUM INCOME   TAX-FREE ADVANTAGE
                                                                       (NQF)            (NUF)             (NFL)                (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $393,904,542, $359,134,971,
   $330,381,302 and $81,498,547, respectively)                $ 408,680,285   $  367,065,939   $   342,877,048       $   83,521,815
Cash                                                              1,332,148           42,464         1,062,400               22,402
Unrealized appreciation on forward swaps                                 --               --            47,296               44,143
Receivables:
   Interest                                                       4,529,341        3,975,897         3,230,676              985,410
   Investments sold                                               1,823,357               --         3,051,043                   --
Other assets                                                         41,980           31,410            42,291                2,481
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                              416,407,111      371,115,710       350,310,754           84,576,251
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                        39,500,000       41,110,000        18,160,000                   --
Unrealized depreciation on forward swaps                            364,596               --                --                   --
Payable for investments purchased                                 1,890,166               --         4,121,832                   --
Accrued expenses:
   Management fees                                                  196,845          173,829           172,659               22,423
   Other                                                             86,323           80,019            79,160               24,922
Common share dividends payable                                      803,348          704,688           737,007              192,139
Preferred share dividends payable                                    19,222           35,332            63,735               16,681
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                             42,860,500       42,103,868        23,334,393              256,165
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                          132,000,000      117,000,000       111,000,000           29,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 241,546,611   $  212,011,842   $   215,976,361       $   55,320,086
====================================================================================================================================
Common shares outstanding                                        16,389,802       14,171,195        14,233,196            3,882,373
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                      $14.74           $14.96            $15.17               $14.25
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                       $     163,898   $      141,712   $       142,332       $       38,824
Paid-in surplus                                                 229,131,694      204,346,617       202,176,785           54,746,905
Undistributed (Over-distribution of) net investment income         (513,248)        (553,405)          (14,890)            (130,985)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                   (1,646,880)         145,950         1,129,092           (1,402,069)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                   14,411,147        7,930,968        12,543,042            2,067,411
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                        $ 241,546,611   $  212,011,842   $   215,976,361       $   55,320,086
====================================================================================================================================
Authorized shares:
   Common                                                         Unlimited        Unlimited         Unlimited            Unlimited
   Preferred                                                      Unlimited        Unlimited         Unlimited            Unlimited
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| OPERATIONS

                                               Six Months Ended October 31, 2007
                                               (Unaudited)


                                                                    FLORIDA          FLORIDA   INSURED FLORIDA      INSURED FLORIDA
                                                         INVESTMENT QUALITY   QUALITY INCOME    PREMIUM INCOME   TAX-FREE ADVANTAGE
                                                                       (NQF)            (NUF)             (NFL)                (NWF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                               $10,289,158      $ 8,845,132       $ 8,580,642          $ 1,968,283
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                   1,171,502        1,032,334         1,024,702              268,150
Preferred shares - auction fees                                     166,356          147,452           139,890               36,548
Preferred shares - dividend disbursing agent fees                    10,082           15,123            10,082                5,041
Shareholders' servicing agent fees and expenses                       9,443            6,963             7,004                  357
Interest expense on floating rate obligations                       899,492           812,709          487,062                   --
Custodian's fees and expenses                                        39,648           33,047            33,446               14,051
Trustees' fees and expenses                                           4,805            4,131             4,056                1,149
Professional fees                                                    13,172           11,500            10,937                5,536
Shareholders' reports - printing and mailing expenses                17,512           15,281            17,219                5,286
Stock exchange listing fees                                           4,857            4,857             4,868                  166
Investor relations expense                                           15,938           13,830            13,852                3,881
Other expenses                                                       10,732            9,807            10,981                6,977
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                  2,363,539        2,107,034         1,764,099              347,142
   Custodian fee credit                                              (6,691)          (6,991)           (6,780)              (5,871)
   Expense reimbursement                                                 --               --                --             (135,438)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      2,356,848        2,100,043         1,757,319              205,833
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             7,932,310        6,745,089         6,823,323            1,762,450
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                     (484,102)         169,125           193,156               32,086
   Forward swaps                                                    287,000               --            34,700               13,880
Change in net unrealized appreciation (depreciation) of:
   Investments                                                   (6,764,647)      (5,682,015)       (3,927,852)          (1,300,771)
   Forward swaps                                                   (225,596)              --            47,296               44,143
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          (7,187,345)      (5,512,890)       (3,652,700)          (1,210,662)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS

From net investment income                                       (2,405,917)      (2,199,305)       (2,058,526)            (519,499)
From accumulated net realized gains                                      --               --                --                   --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                       (2,405,917)      (2,199,305)       (2,058,526)            (519,499)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                       $(1,660,952)     $  (967,106)      $ 1,112,097          $    32,289
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| CHANGES in NET ASSETS (Unaudited)


                                            FLORIDA INVESTMENT QUALITY (NQF)                   FLORIDA QUALITY INCOME (NUF)
                                       --------------------------------------------    ---------------------------------------------
                                         SIX MONTHS      TEN MONTHS                      SIX MONTHS      TEN MONTHS
                                              ENDED           ENDED   YEAR ENDED              ENDED           ENDED      YEAR ENDED
                                           10/31/07         4/30/07      6/30/06           10/31/07         4/30/07         6/30/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                  $  7,932,310    $ 13,103,664    $ 15,600,126    $  6,745,089    $ 11,152,781    $ 13,225,877
Net realized gain (loss) from:
   Investments                             (484,102)        674,291         501,480         169,125         273,077         859,292
   Forward swaps                            287,000              --              --              --          25,000              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                           (6,764,647)      7,272,314     (14,732,365)     (5,682,015)      6,745,764     (12,303,508)
   Forward swaps                           (225,596)       (139,000)             --              --              --              --
Distributions to Preferred
   shareholders:
   From net investment income            (2,405,917)     (3,844,551)     (3,430,679)     (2,199,305)     (3,401,825)     (3,035,981)
   From accumulated net realized gains           --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                       (1,660,952)     17,066,718      (2,061,438)       (967,106)     14,794,797      (1,254,320)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income               (5,644,591)     (9,504,640)    (13,251,988)     (4,705,591)     (7,852,127)    (11,076,970)
From accumulated net realized gains              --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                (5,644,591)     (9,504,640)    (13,251,988)     (4,705,591)     (7,852,127)    (11,076,970)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Repurchased                           (2,623,037)             --              --      (1,762,160)             --              --
   Net proceeds from shares
     issued to shareholders due
     to reinvestment of distributions            --              --         155,702              --              --          42,933
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable  to Common shares from
   capital share transactions            (2,623,037)             --         155,702      (1,762,160)             --          42,933
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares           (9,928,580)      7,562,078     (15,157,724)     (7,434,857)      6,942,670     (12,288,357)
Net assets applicable to Common shares
   at the beginning of period           251,475,191     243,913,113     259,070,837     219,446,699     212,504,029     224,792,386
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period         $241,546,611    $251,475,191    $243,913,113    $212,011,842    $219,446,699    $212,504,029
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period                   $   (513,248)   $   (395,050)   $   (149,523)   $   (553,405)   $   (393,598)   $   (292,353)
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| CHANGES in NET ASSETS (continued) (Unaudited)


                                           INSURED FLORIDA PREMIUM INCOME (NFL)          INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
                                       --------------------------------------------    ---------------------------------------------
                                         SIX MONTHS      TEN MONTHS                      SIX MONTHS      TEN MONTHS
                                              ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                           10/31/07         4/30/07         6/30/06        10/31/07         4/30/07         6/30/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                   $ 6,823,323    $ 11,399,002    $ 13,821,853    $  1,762,450    $  2,926,874    $  3,506,557
Net realized gain (loss) from:
   Investments                              193,156       1,215,018         938,575          32,086           2,259          (4,419)
   Forward swaps                             34,700              --              --          13,880          53,678         137,974
Change in net unrealized appreciation
   (depreciation) of:
   Investments                           (3,927,852)      4,061,415     (13,926,918)     (1,300,771)      2,125,216      (3,311,864)
   Forward swaps                             47,296              --              --          44,143        (228,722)        418,597
Distributions to Preferred shareholders:
   From net investment income            (2,058,526)     (3,147,762)     (2,768,590)       (519,499)       (819,179)       (728,881)
   From accumulated net realized gains           --         (76,901)       (281,644)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                        1,112,097      13,450,772      (2,216,724)         32,289       4,060,126          17,964
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income               (4,987,104)     (8,995,875)    (11,855,911)     (1,257,892)     (2,139,189)     (2,694,347)
From accumulated net realized gains              --        (300,815)     (2,071,689)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                (4,987,104)     (9,296,690)    (13,927,600)     (1,257,892)     (2,139,189)     (2,694,347)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Common shares:
   Repurchased                           (2,206,466)             --              --              --              --              --
   Net proceeds from shares
     issued to shareholders due
     to reinvestment of distributions            --              --         268,943              --              --           5,148
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            (2,206,466)             --         268,943              --              --           5,148
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares           (6,081,473)      4,154,082     (15,875,381)     (1,225,603)      1,920,937      (2,671,235)
Net assets applicable to Common shares
   at the beginning of period           222,057,834     217,903,752     233,779,133      56,545,689      54,624,752      57,295,987
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period         $215,976,361    $222,057,834    $217,903,752    $ 55,320,086    $ 56,545,689    $ 54,624,752
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period                   $    (14,890)   $    207,417    $    952,052    $   (130,985)   $   (116,044)   $    (84,550)
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Statement of
| CASH FLOWS

                                                    Six Months Ended
                                                    October 31, 2007 (Unaudited)


                                                                                         FLORIDA          FLORIDA   INSURED FLORIDA
                                                                              INVESTMENT QUALITY   QUALITY INCOME    PREMIUM INCOME
                                                                                           (NQF)            (NUF)             (NFL)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
   FROM OPERATIONS                                                                  $ (1,660,952)    $   (967,106)      $ 1,112,097
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
   operating activities:
   Purchases of investments                                                          (26,245,882)     (11,650,634)       (9,521,452)
   Proceeds from sales and maturities of investments                                  43,626,270       12,991,739        11,224,750
   Proceeds from (Purchases of) short-term investments, net                             (300,000)              --                --
   Proceeds from sales of forward swaps                                                  287,000               --            34,700
   Amortization/(Accretion) of premiums and discounts, net                               296,628          400,693          (211,314)
   (Increase) Decrease in receivable for interest                                         (5,676)             865           (21,711)
   (Increase) Decrease in receivable for investments sold                             (1,708,357)          35,000        (3,051,043)
   (Increase) Decrease in other assets                                                    (1,085)          14,584           (10,453)
   Increase (Decrease) in payable for investments purchased                              622,003       (1,268,163)        4,121,832
   Increase (Decrease) in accrued management fees                                          1,698            2,174             2,646
   Increase (Decrease) in accrued other liabilities                                      (17,867)          (6,568)            9,663
   Increase (Decrease) in Preferred shares dividends payable                             (35,005)         (17,364)           14,170
   Net realized (gain) loss from investments                                             484,102         (169,125)         (193,156)
   Net realized (gain) loss from forward swaps                                          (287,000)              --           (34,700)
   Change in net unrealized (appreciation) depreciation of investments                 6,764,647        5,682,015         3,927,852
   Change in net unrealized (appreciation) depreciation of forward swaps                 225,596               --           (47,296)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                20,046,120        5,048,110         7,356,585
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in floating rate obligations                                                (13,335,000)              --           170,000
Cash distributions paid to Common shareholders                                        (4,841,243)      (4,000,903)       (4,250,097)
Cost of Common shares repurchases                                                     (2,623,037)      (1,762,160)       (2,206,466)
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                  (20,799,280)       5,763,063        (6,286,563)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                        1,246,840         (714,953)        1,070,022
Cash at the beginning of period                                                           85,308          757,417            (7,622)
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                           $  1,332,148     $     42,464       $ 1,062,400
====================================================================================================================================


                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| Notes to
| FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Florida funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund (NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income
(NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.

In February 2007, the Board of Trustees of the Funds approved a change in the Funds' fiscal year end from June 30 to April 30.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At October 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

FEDERAL INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free

Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund's shares or of its distributions to its shareholders. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

PREFERRED SHARES

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           INSURED      INSURED
                                  FLORIDA     FLORIDA      FLORIDA      FLORIDA
                               INVESTMENT     QUALITY      PREMIUM     TAX-FREE
                                  QUALITY      INCOME       INCOME    ADVANTAGE
                                    (NQF)       (NUF)        (NFL)        (NWF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --       1,700           --           --
   Series T                         3,080          --           --           --
   Series W                            --          --        1,640        1,160
   Series TH                           --       1,700        2,800           --
   Series F                         2,200       1,280           --           --
--------------------------------------------------------------------------------
Total                               5,280       4,680        4,440        1,160
================================================================================

INSURANCE

Insured Florida Premium Income (NFL) invests only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Florida Tax-Free Advantage (NWF) invests at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

INVERSE FLOATING RATE SECURITIES

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the six months ended October 31, 2007, Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Insured Florida Tax-Free Advantage (NWF) did not invest in any such instruments during the six months ended October 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2007, were as follows:

                                                                        INSURED
                                            FLORIDA       FLORIDA       FLORIDA
                                         INVESTMENT       QUALITY       PREMIUM
                                            QUALITY        INCOME        INCOME
                                               (NQF)         (NUF)         (NFL)
--------------------------------------------------------------------------------
Average floating rate obligations       $45,488,886   $41,110,000   $24,861,223
Average annual interest rate and fees          3.92%         3.92%         3.89%
================================================================================

FORWARD SWAP TRANSACTIONS

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On July 10, 2007, the Board of Trustees of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' Common shares. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:


                                                                      FLORIDA                                FLORIDA
                                                              INVESTMENT QUALITY (NQF)                 QUALITY INCOME (NUF)
                                                       -------------------------------------   -------------------------------------
                                                       SIX MONTHS    TEN MONTHS                SIX MONTHS   TEN MONTHS
                                                            ENDED         ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                                         10/31/07       4/30/07      6/30/06     10/31/07      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares repurchased                                    (197,700)           --           --     (131,400)          --           --
   Shares issued to shareholders due
     to reinvestment of distributions                          --            --        9,854           --           --        2,715
------------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased     $   13.25            --           --    $   13.39           --           --
Weighted average discount per Common share repurchased       9.40%           --           --         9.89%          --           --
====================================================================================================================================


| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)


                                                                  INSURED FLORIDA                        INSURED FLORIDA
                                                                PREMIUM INCOME (NFL)                TAX-FREE ADVANTAGE (NWF)
                                                        ------------------------------------  --------------------------------------
                                                        SIX MONTHS   TEN MONTHS                SIX MONTHS   TEN MONTHS
                                                             ENDED        ENDED   YEAR ENDED        ENDED        ENDED   YEAR ENDED
                                                          10/31/07      4/30/07      6/30/06     10/31/07      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
    Shares repurchased                                    (160,200)          --           --           --           --           --
    Shares issued to shareholders due
      to reinvestment of distributions                          --           --       16,602           --           --          339
------------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased     $    13.75           --           --           --           --           --
Weighted average discount per Common share repurchased        8.36%          --           --           --           --           --
====================================================================================================================================


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2007, were as follows:


                                                                                                               INSURED      INSURED
                                                                                     FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                                  INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                                     QUALITY       INCOME       INCOME    ADVANTAGE
                                                                                        (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                        $26,245,882  $11,650,634  $ 9,521,452   $1,828,924
Sales and maturities                                                              43,626,270   12,991,739   11,224,750      566,980
====================================================================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:


                                                                                                               INSURED      INSURED
                                                                                   FLORIDA       FLORIDA       FLORIDA      FLORIDA
                                                                                INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                                                                   QUALITY        INCOME        INCOME    ADVANTAGE
                                                                                      (NQF)         (NUF)         (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                           $354,050,806  $318,018,843  $312,033,260  $81,580,663
====================================================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:


                                                                                                               INSURED      INSURED
                                                                                     FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                                  INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                                     QUALITY       INCOME       INCOME    ADVANTAGE
                                                                                        (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
    Appreciation                                                                 $17,499,941   $9,980,179  $13,931,305   $2,706,723
    Depreciation                                                                  (2,370,280)  (2,042,915)  (1,246,730)    (765,571)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                        $15,129,661   $7,937,264  $12,684,575   $1,941,152
====================================================================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2007, the Funds' last tax year end, were as follows:


                                                                                                               INSURED      INSURED
                                                                                     FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                                  INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                                     QUALITY       INCOME       INCOME    ADVANTAGE
                                                                                        (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                               $282,408     $440,138     $851,071     $109,448
Undistributed net ordinary income **                                                      --           --           --           --
Undistributed net long-term capital gains                                                 --           --      998,461           --
====================================================================================================================================


* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 2, 2007, paid on May 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the ten months ended April 30, 2007, the Funds' last tax year end, and during the tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:


                                                                                                               INSURED      INSURED
                                                                                     FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                                  INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                                     QUALITY       INCOME       INCOME    ADVANTAGE
TEN MONTHS ENDED APRIL 30, 2007                                                         (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                         $13,350,222  $11,250,793  $12,143,430   $2,962,418
Distributions from net ordinary income **                                                 --           --           --           --
Distributions from net long-term capital gains                                            --           --      377,716           --
====================================================================================================================================



                                                                                                               INSURED      INSURED
                                                                                     FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                                  INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                                     QUALITY       INCOME       INCOME    ADVANTAGE
YEAR ENDED JUNE 30, 2006                                                                (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                         $16,916,047  $14,335,500  $14,787,761   $3,426,176
Distributions from net ordinary income **                                                 --           --           --           --
Distributions from net long-term capital gains                                            --           --    2,353,333           --
====================================================================================================================================


** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

At April 30, 2007, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                        INSURED
                                              FLORIDA      FLORIDA      FLORIDA
                                           INVESTMENT      QUALITY     TAX-FREE
                                              QUALITY       INCOME    ADVANTAGE
                                                 (NQF)        (NUF)        (NWF)
--------------------------------------------------------------------------------
Expiration year:
    2012                                  $        --      $    --   $  837,725
    2013                                    1,449,778       23,175       97,429
    2014                                           --           --      236,625
    2015                                           --           --      194,032
--------------------------------------------------------------------------------
Total                                     $ 1,449,778      $23,175   $1,365,811
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                                                                   FLORIDA INVESTMENT QUALITY (NQF)
                                                                                                       FLORIDA QUALITY INCOME (NUF)
                                                                                               INSURED FLORIDA PREMIUM INCOME (NFL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                               FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                   .4500%
For the next $125 million                                                                                                    .4375
For the next $250 million                                                                                                    .4250
For the next $500 million                                                                                                    .4125
For the next $1 billion                                                                                                      .4000
For the next $3 billion                                                                                                      .3875
For net assets over $5 billion                                                                                               .3750
===================================================================================================================================



                                                                                           INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                               FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                   .4500%
For the next $125 million                                                                                                    .4375
For the next $250 million                                                                                                    .4250
For the next $500 million                                                                                                    .4125
For the next $1 billion                                                                                                      .4000
For net assets over $2 billion                                                                                               .3750
===================================================================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of October 31, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:


COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                                        EFFECTIVE RATE AT BREAKPOINT LEVEL
-----------------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                                  .2000%
$56 billion                                                                                                                  .1996
$57 billion                                                                                                                  .1989
$60 billion                                                                                                                  .1961
$63 billion                                                                                                                  .1931
$66 billion                                                                                                                  .1900
$71 billion                                                                                                                  .1851
$76 billion                                                                                                                  .1806
$80 billion                                                                                                                  .1773
$91 billion                                                                                                                  .1691
$125 billion                                                                                                                 .1599
$200 billion                                                                                                                 .1505
$250 billion                                                                                                                 .1469
$300 billion                                                                                                                 .1445
===================================================================================================================================


Prior to August 20, 2007, the complex-level fee schedule was as follows:


COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                                                        EFFECTIVE RATE AT BREAKPOINT LEVEL
-----------------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                                  .2000%
$56 billion                                                                                                                  .1996
$57 billion                                                                                                                  .1989
$60 billion                                                                                                                  .1961
$63 billion                                                                                                                  .1931
$66 billion                                                                                                                  .1900
$71 billion                                                                                                                  .1851
$76 billion                                                                                                                  .1806
$80 billion                                                                                                                  .1773
$91 billion                                                                                                                  .1698
$125 billion                                                                                                                 .1617
$200 billion                                                                                                                 .1536
$250 billion                                                                                                                 .1509
$300 billion                                                                                                                 .1490
===================================================================================================================================


(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                  2007                       .32%
2003                     .32                   2008                       .24
2004                     .32                   2009                       .16
2005                     .32                   2010                       .08
2006                     .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

AGREEMENT AND PLAN OF MERGER

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds' financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:

                                                            INSURED     INSURED
                                       FLORIDA    FLORIDA   FLORIDA     FLORIDA
                                    INVESTMENT    QUALITY   PREMIUM    TAX-FREE
                                       QUALITY     INCOME    INCOME   ADVANTAGE
                                          (NQF)      (NUF)     (NFL)       (NWF)
--------------------------------------------------------------------------------
Dividend per share                      $.0540     $.0550    $.0575      $.0515
================================================================================

| Financial
| HIGHLIGHTS (Unaudited)

      Selected data for a Common share outstanding throughout each period:


                                                            Investment Operations
                                     -------------------------------------------------------------------
                                                                Distributions   Distributions
                                                                     from Net            from
                         Beginning                                 Investment         Capital
                            Common                        Net       Income to        Gains to
                             Share          Net     Realized/       Preferred       Preferred
                         Net Asset   Investment    Unrealized          Share-         Share-
                             Value       Income   Gain (Loss)        holders+        holders+     Total
-----------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
-----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                     $15.16       $  .48         $(.41)          $(.15)           $ --     $ (.08)
2007(b)                      14.70          .79           .47            (.23)             --        1.03
Year Ended 6/30:
2006                         15.63          .94          (.86)           (.21)             --       (.13)
2005                         14.81          .96           .94            (.11)             --       1.79
2004                         15.87         1.06          (.84)           (.06)           (.01)       .15
2003                         15.19         1.10           .76            (.07)           (.01)      1.78
2002                         14.76         1.13           .41            (.11)           (.02)      1.41

FLORIDA QUALITY INCOME (NUF)
-----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                      15.34          .47          (.37)           (.15)             --       (.05)
2007(b)                      14.86          .78           .49            (.24)             --       1.03
Year Ended 6/30:
2006                         15.72          .92          (.80)           (.21)             --       (.09)
2005                         14.81          .94          1.04            (.11)             --       1.87
2004                         15.75         1.04          (.78)           (.05)           (.01)       .20
2003                         15.23         1.08           .71            (.07)           (.02)      1.70
2002                         15.02         1.18           .14            (.12)           (.01)      1.19
===========================================================================================================



                              Less Distributions                                                   Total Returns
                       --------------------------------                                         --------------------

                              Net                              Offering                                        Based         Ending
                       Investment     Capital                 Costs and      Ending                               on            Net
                        Income to    Gains to                 Preferred      Common              Based        Common         Assets
                           Common      Common                     Share       Share   Ending        on     Share Net     Applicable
                           Share-     Share-               Underwriting   Net Asset   Market    Market         Asset      to Common
                          holders     holders     Total       Discounts       Value    Value    Value*        Value*    Shares (000)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                    $ (.34)       $ --    $ (.34)      $      --      $14.74   $ 13.08     (4.92)%      (.49)%      $241,547
2007(b)                      (.57)         --      (.57)             --       15.16     14.11     12.93         7.08        251,475
Year Ended 6/30:
2006                         (.80)         --      (.80)             --       14.70     13.02    (11.13)        (.85)       243,913
2005                         (.97)         --      (.97)             --       15.63     15.48     17.51        12.40        259,071
2004                        (1.01)       (.20)    (1.21)             --       14.81     14.03     (9.61)         .95        245,045
2003                         (.97)       (.13)    (1.10)             --       15.87     16.75     13.28        12.02        261,856
2002                         (.92)       (.06)     (.98)             --       15.19     15.83     13.27         9.77        249,833

FLORIDA QUALITY INCOME (NUF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                      (.33)         --      (.33)             --       14.96     13.23     (3.44)       (.30)        212,012
2007(b)                      (.55)         --      (.55)             --       15.34     14.04     11.75         6.97        219,447
Year Ended 6/30:
2006                         (.77)         --      (.77)             --       14.86     13.07     (9.64)       (.55)        212,504
2005                         (.96)         --      (.96)             --       15.72     15.27     17.42        12.89        224,792
2004                        (1.00)       (.14)    (1.14)             --       14.81     13.84    (10.29)        1.29        211,659
2003                        (1.00)       (.18)    (1.18)             --       15.75     16.60     11.56        11.45        224,311
2002                         (.94)       (.04)     (.98)             --       15.23     15.99     13.80         8.15        216,044
===================================================================================================================================

                                                              Ratios/Supplemental Data
                 ------------------------------------------------------------------------------------------------------------------

                           Ratios to Average Net Assets                               Ratios to Average Net Assets
                           Applicable to Common Shares                                 Applicable to Common Shares
                           Before Credit/Reimbursement                                After Credit/Reimbursement**
                 ------------------------------------------------     -------------------------------------------------------------




                      Expenses           Expenses             Net          Expenses          Expenses             Net     Portfolio
                     Including          Excluding      Investment         Including         Excluding      Investment      Turnover
                 Interest++(a)      Interest++(a)        Income++     Interest++(a)     Interest++(a)        Income++          Rate
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                   1.93%***           1.19%***        6.47%***          1.92%***          1.19%***        6.47%***        6%
2007(b)                   1.73***            1.21***         6.24***           1.72***           1.19***         6.25***        13
Year Ended 6/30:
2006                      1.20               1.20            6.21              1.19              1.19            6.22            6
2005                      1.23               1.23            6.26              1.22              1.22            6.27           15
2004                      1.25               1.25            6.92              1.25              1.25            6.92           23
2003                      1.20               1.20            7.00              1.19              1.19            7.01           16
2002                      1.26               1.26            7.53              1.23              1.23            7.56           34

FLORIDA QUALITY INCOME (NUF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                   1.97***            1.21***         6.28***           1.96***           1.20***         6.29***         3
2007(b)                   1.78***            1.23***         6.09***           1.76***           1.21***         6.11***         7
Year Ended 6/30:
2006                      1.22               1.22            6.06              1.21              1.21            6.06            8
2005                      1.24               1.24            6.07              1.23              1.23            6.07           20
2004                      1.25               1.25            6.83              1.25              1.25            6.83           38
2003                      1.24               1.24            6.92              1.23              1.23            6.94           28
2002                      1.28               1.28            7.81              1.26              1.26            7.83           30
==================================================================================================================================



                                                                  Floating Rate Obligations
                         Preferred Shares at End of Period            at End of Period
                       --------------------------------------   -----------------------------
                         Aggregate  Liquidation                     Aggregate
                            Amount   and Market         Asset         Amount            Asset
                       Outstanding        Value      Coverage     Outstanding        Coverage
                             (000)    Per Share     Per Share           (000)      Per $1,000
---------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                   $132,000      $25,000       $70,747         $39,500         $10,457
2007(b)                    132,000       25,000        72,628          52,835           8,258
Year Ended 6/30:
2006                       132,000       25,000        71,196              --              --
2005                       132,000       25,000        74,066              --              --
2004                       132,000       25,000        71,410              --              --
2003                       132,000       25,000        74,594              --              --
2002                       132,000       25,000        72,317              --              --

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(c)                    117,000       25,000        70,302          41,110           9,003
2007(b)                    117,000       25,000        71,890          41,110           9,184
Year Ended 6/30:
2006                       117,000       25,000        70,407              --              --
2005                       117,000       25,000        73,033              --              --
2004                       117,000       25,000        70,226              --              --
2003                       117,000       25,000        72,930              --              --
2002                       117,000       25,000        71,163              --              --
=============================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

(c)   For the six months ended October 31, 2007.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     52-53

| Financial
| HIGHLIGHTS (continued) (Unaudited)

      Selected data for a Common share outstanding throughout each period:






                                                      Investment Operations                               Less Distributions
                                 ----------------------------------------------------------------   ------------------------------
                                                           Distributions   Distributions
                                                                from Net            from                   Net
                     Beginning                                Investment         Capital            Investment    Capital
                        Common                       Net       Income to        Gains to             Income to   Gains to
                         Share          Net    Realized/       Preferred       Preferred                Common     Common
                     Net Asset   Investment   Unrealized          Share-         Share-                 Share-     Share-
                         Value       Income  Gain (Loss)        holders+        holders+   Total       holders    holders    Total
-----------------------------------------------------------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                 $15.43        $ .48         (.25)          $(.14)         $   --   $  .09     $   (.35)     $  --   $ (.35)
2007(b)                  15.14          .79          .38            (.22)           (.01)     .94         (.63)      (.02)    (.65)
Year Ended 6/30:
2006                     16.26          .96         (.91)           (.19)           (.02)    (.16)        (.82)      (.14)    (.96)
2005                     15.59          .99          .86            (.11)           (.01)    1.73         (.95)      (.11)   (1.06)
2004                     16.57         1.02         (.88)           (.05)           (.01)     .08         (.96)      (.10)   (1.06)
2003                     15.66         1.04          .89            (.08)             --     1.85         (.93)      (.01)    (.94)
2002                     15.30         1.07          .27            (.12)             --     1.22         (.86)        --     (.86)

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                  14.56          .45         (.31)           (.13)             --      .01         (.32)        --     (.32)
2007(b)                  14.07          .75          .50            (.21)             --     1.04         (.55)        --     (.55)
Year Ended 6/30:
2006                     14.76          .90         (.71)           (.19)             --       --         (.69)        --     (.69)
2005                     13.78          .90          .98            (.10)             --     1.78         (.80)        --     (.80)
2004                     14.75          .93         (.99)           (.05)             --     (.11)        (.86)        --     (.86)
2003(c)                  14.33          .40          .70            (.03)             --     1.07         (.43)        --     (.43)
===================================================================================================================================





                                                         Total Returns
                                                      -------------------

                      Offering                                      Based
                     Costs and      Ending                             on
                     Preferred      Common             Based       Common
                         Share       Share   Ending       on    Share Net
                  Underwriting   Net Asset   Market   Market        Asset
                     Discounts       Value    Value   Value*       Value*
--------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
--------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)              $      --     $ 15.17   $13.54    (5.82)%        .60%
2007(b)                     --       15.43    14.74    12.05         6.24
Year Ended 6/30:
2006                        --       15.14    13.74   (12.56)        (.95)
2005                        --       16.26    16.74    25.54        11.33
2004                        --       15.59    14.24   (11.70)         .46
2003                        --       16.57    17.22    16.05        12.10
2002                        --       15.66    15.71    14.29         8.13

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                     --       14.25    12.97    (2.93)         .12
2007(b)                     --       14.56    13.69     6.65         7.46
Year Ended 6/30:
2006                        --       14.07    13.37    (1.43)         .03
2005                        --       14.76    14.26    16.62        13.18
2004                        --       13.78    12.94   (13.56)       (.79)
2003(c)                   (.22)      14.75    15.87     8.82         6.08
================================================================================

                                     Ratios/Supplemental Data
                 -----------------------------------------------------------------
                                           Ratios to Average Net
                                        Applicable to Common Shares
                                        Before Credit/Reimbursement
                               ----------------------------------------------

                      Ending
                         Net
                      Assets
                  Applicable        Expenses          Expenses            Net
                   to Common       Including         Excluding     Investment
                 Shares (000)  Interest++(a)     Interest++(a)       Income++
----------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)           $   215,976           1.62%***          1.17%***       6.25%***
2007(b)               222,058           1.25***           1.18***        6.13***
Year Ended 6/30:
2006                  217,904           1.18              1.18           6.13
2005                  233,779           1.16              1.16           6.14
2004                  223,965           1.16              1.16           6.36
2003                  237,490           1.18              1.18           6.41
2002                  223,961           1.21              1.21           6.89

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                55,320           1.25***           1.25***        5.83***
2007(b)                56,546           1.25***           1.25***        5.73***
Year Ended 6/30:
2006                   54,625           1.26              1.26           5.77
2005                   57,296           1.24              1.24           5.77
2004                   53,504           1.25              1.25           6.04
2003(c)                57,223           1.15*             1.15*          4.18*
==================================================================================

                                   Ratios/Supplemental Data
                 -------------------------------------------------------------
                          Ratios to Average Net Assets
                           Applicable to Common Shares
                          After Credit/Reimbursement**
                 -----------------------------------------------




                      Expenses          Expenses             Net     Portfolio
                     Including         Excluding      Investment      Turnover
                 Interest++(a)     Interest++(a)        Income++          Rate
------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                   1.61%***          1.17%***        6.26%***        3%
2007(b)                   1.24***           1.17***         6.14***         6
Year Ended 6/30:
2006                      1.17              1.17            6.14            9
2005                      1.16              1.16            6.15           12
2004                      1.15              1.15            6.36           38
2003                      1.16              1.16            6.42           14
2002                      1.21              1.21            6.89            8

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                    .74***            .74***         6.34***         1
2007(b)                    .76***            .76***         6.23***         2
Year Ended 6/30:
2006                       .76               .76            6.27            5
2005                       .75               .75            6.26            7
2004                       .74               .74            6.56          130
2003(c)                    .67*              .67*           4.66*          46
==============================================================================



                                                                    Floating Rate Obligations
                       Preferred Shares at End of Period                 at End of Period
                 ---------------------------------------------     ----------------------------
                    Aggregate    Liquidation                           Aggregate
                       Amount     and Market             Asset            Amount          Asset
                  Outstanding          Value          Coverage       Outstanding       Coverage
                        (000)      Per Share         Per Share             (000)     Per $1,000
-----------------------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
-----------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)              $111,000        $25,000           $73,643        $18,160           $19,005
2007(b)               111,000         25,000            75,013         17,990            19,513
Year Ended 6/30:
2006                  111,000         25,000            74,077             --                --
2005                  111,000         25,000            77,653             --                --
2004                  111,000         25,000            75,443             --                --
2003                  111,000         25,000            78,489             --                --
2002                  111,000         25,000            75,442             --                --

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
-----------------------------------------------------------------------------------------------
Year Ended 4/30:
2008(d)                29,000         25,000            72,690             --                --
2007(b)                29,000         25,000            73,746             --                --
Year Ended 6/30:
2006                   29,000         25,000            72,090             --                --
2005                   29,000         25,000            74,393             --                --
2004                   29,000         25,000            71,124             --                --
2003(c)                29,000         25,000            74,330             --                --
===============================================================================================


* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 -Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

(c) For the period November 21, 2002 (commencement of operations) through June 30, 2003.

(d)   For the six months ended October 31, 2007.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      54-55

--------------------------------------------------------------------------------
Annual Investment
Management Agreement
                                                                APPROVAL PROCESS
--------------------------------------------------------------------------------

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

o     the nature, extent and quality of services provided by NAM;

o the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

o each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

o     the expenses of Nuveen in providing the various services;

o the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees NAM assesses to other types of investment products or clients;

o     the soft dollar practices of NAM, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

o     product management;

o     fund administration;

o     oversight by shareholder services and other fund service providers;

o     administration of Board relations;

o     regulatory and portfolio compliance; and

o     legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o     maintaining shareholder communications;

o     providing advertising for the Nuveen closed-end funds;

o     maintaining its closed-end fund website;

o     maintaining continual contact with financial advisers;

o     providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o     evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

o     maintaining an in-house trading desk;

o     maintaining a product manager for the Preferred Shares;

o     developing distribution for Preferred Shares with new market participants;

o     maintaining an orderly auction process;

o     managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)


      in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

      In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the

Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

o the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

o     the strategic plan for Nuveen following the Transaction;

o     the governance structure for Nuveen following the Transaction;

o any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

o any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

o any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

o any benefits or undue burdens imposed on the Funds as a result of the Transaction;

o     any legal issues for the Funds as a result of the Transaction;

o the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

o any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

o the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

o from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

| ANNUAL INVESTMENT MANAGEMENT AGREEMENT
| APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

o     Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
      Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

o The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

o     The reputation, financial strength and resources of MDP.

o The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

o     The benefits to the Nuveen funds as a result of the Transaction including:
      (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

o The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

--------------------------------------------------------------------------------
Reinvest Automatically
                                                         EASILY and CONVENIENTLY
--------------------------------------------------------------------------------

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

--------------------------------------------------------------------------------
Glossary of
  TERMS USED in this REPORT
--------------------------------------------------------------------------------

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.

BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report NQF, NUF and NFL repurchased 197,700, 131,400, and 160,200 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. PLEASE read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:               www.nuveen.com/etf

                                                Share prices
                                                Fund details
                                                Daily financial news
                                                Investor education
                                                Interactive planning tools

ESA-A-1007D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
JULY 10-31, 2007

                           37,000               $ 13.39       37,000                     1,363,000
AUGUST 1-31, 2007

                           39,400               $ 13.30       76,400                     1,323,600
SEPTEMBER 1-30, 2007

                           33,800               $ 13.50       110,200                    1,289,800
OCTOBER 1-31, 2007

                           21,200               $ 13.38       131,400                    1,268,600

TOTAL                      131,400

* The registrant's repurchase program was announced July 10, 2007. The registrant's repurchase program authorized the repurchase of 1,400,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Florida Quality Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.